Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                         RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                   FOR THE FIRST QUARTER ENDED MARCH 31, 2001



REPORTING PERIOD HIGHLIGHTS
---------------------------


o REPORTED FFO OF $.69 PER SHARE FOR THE FIRST QUARTER OF 2001, AS COMPARED TO $.62 PER SHARE FOR THE COMPARABLE 2000 PERIOD, REPRESENTING AN INCREASE OF 11.3%.

o GENERATED A 14.9% INCREASE (CASH) AND 13.4% INCREASE (GAAP) IN SAME PROPERTY NOI FOR THE FIRST QUARTER OF 2001.

o GENERATED SAME SPACE RENT GROWTH OF 22.9% (GAAP) AND 11.6% (CASH) FOR OFFICE AND 24.5% (GAAP) AND 12.9% (CASH) FOR INDUSTRIAL/R&D FOR THE FIRST QUARTER OF 2001.

o ACTIVELY PURSUING CAPITAL RECYCLING PROGRAM WITH OVER $600 MILLION OF ASSETS TARGETED FOR DISPOSITION.

o SUCCESSFULLY CAPITALIZED ON STRONG MARKET CONDITIONS BY PLACING $1.1 BILLION OF DEVELOPMENT PROJECTS INTO SERVICE AND REDUCING LEASE EXPIRATION EXPOSURE TO LESS THAN 15% OF PORTFOLIO THROUGH 2002.

                         RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                      FOR THE QUARTER ENDING MARCH 31, 2001

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
o        Company Background................................................  1

o        Summary Statement of Operating Data............................... 11

o        Selected Financial Information.................................... 12

o        Funds from Operations Analysis.................................... 13

o        Cash Available for Distribution Analysis.......................... 14

o        Balance Sheet..................................................... 15

o        Ratios Computed for Industry Comparisons.......................... 16

o        Total Debt & Preferred Securities................................. 17

o        Core Operating Results

         o        Occupancy Analysis....................................... 19

         o        Executed Lease and Renewal Analysis...................... 22

         o        Lease Expiration Analysis................................ 23

         o        Portfolio Snapshot....................................... 30

         o        Capital Expenditure Analysis............................. 32


o        Market Statistics

         o        Market Overview Analysis................................. 34

         o        Long Island Sub-market Analysis.......................... 36

         o        Westchester Sub-market Analysis.......................... 38

         o        New Jersey Sub-market Analysis........................... 40

         o        New York City Sub-market Analysis........................ 42


o        Value Creation Pipeline Statistics................................ 44

THIS INFORMATION CONTAINS FORWARD-LOOKING INFORMATION THAT IS SUBJECT TO CERTAIN RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. AMONG THOSE RISKS, TRENDS AND UNCERTAINTIES ARE THE GENERAL ECONOMIC CLIMATE; THE SUPPLY OF AND DEMAND FOR OFFICE AND INDUSTRIAL PROPERTIES IN THE NEW YORK TRI-STATE AREA; INTEREST RATE LEVELS; DOWNTURNS IN RENTAL RATE LEVELS IN THE COMPANY'S MARKETS; THE AVAILABILITY OF FINANCING; REPAYMENT OF DEBT OWED THE COMPANY; RISKS ASSOCIATED WITH JOINT VENTURES; AND OTHER RISKS ASSOCIATED WITH THE DEVELOPMENT AND ACQUISITION OF PROPERTIES, INCLUDING RISKS THAT DEVELOPMENT MAY NOT BE COMPLETED ON SCHEDULE, THAT THE TENANTS WILL NOT TAKE OCCUPANCY OR PAY RENT, OR THAT DEVELOPMENT OR OPERATING COSTS MAY BE GREATER THAN ANTICIPATED. FOR FURTHER INFORMATION ON FACTORS THAT COULD IMPACT RECKSON, REFERENCE IS MADE TO RECKSON'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. RECKSON IS SUBJECT TO THE REPORTING REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION AND UNDERTAKES NO RESPONSIBILITY TO UPDATE INFORMATION CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA PACKAGE.

                                      # # #

                                  CORE IDEOLOGY

VISION
------

Reckson will be the "Landlord of Choice" in the New York Tri-State area.

MISSION
-------

We are in the business of improving the quality of life in the workplace through innovation, design excellence and providing premier service.

VALUES
------

o        Tenant satisfaction comes first

o        Do what is right by acting honestly, fairly and maintaining integrity

o Act as a team, share knowledge, foster a challenging and rewarding work experience for all employees

o Strive for continued improvement individually and continued progress as a Company

o        Be responsible to the communities in which we operate

o        Treat our shareholders as we would treat our partners



      By acting in this manner, we will maximize the value of our Company.




                                [GRAPHIC OMITTED]

COMPANY BACKGROUND
------------------

Reckson Associates Realty Corp. ("Reckson") is a self-administered and self-managed real estate investment trust ("REIT") that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area. Reckson is structured as an UPREIT, therefore its property operations are conducted through Reckson Operating Partnership, a limited partnership in which the Company is the sole general partner.

On June 2, 1995, Reckson successfully completed its initial public offering. Subsequently, Reckson expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. Each division was opened by acquiring a critical mass of assets and a local management team which had significant experience, local market expertise and well-established relationships in each of their respective markets.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily through the 1960s, 1970s, 1980s and 1990s by developing and redeveloping Class A office and industrial properties throughout Long Island. Today, Reckson owns 188 properties comprised of approximately 21.3 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 14.4 million square feet of office space and 6.9 million square feet of industrial space. Reckson also owns approximately 290 acres of unencumbered land which is either located contiguous to one of the Company's existing properties or on major thoroughfares.

Since completing its initial public offering in June 1995, Reckson has acquired, contracted to acquire or developed approximately 16.8 million square feet of office and industrial real estate assets for approximately $2.1 billion and has generated a total return to its initial Class A common shareholders of approximately 182% for the period June 2, 1995 through April 30, 2001. Reckson's management currently owns approximately 9% of the equity of the Company.

Reckson is a fully integrated real estate company, having in-house expertise in leasing, design and development, construction, property and asset management, architectural services and financial controls, reporting and planning.

INVESTOR INFORMATION
--------------------


RECKSON ASSOCIATES
------------------

225 Broadhollow Road
Melville, New York 11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)

Donald Rechler                 Co-Chief Executive Officer
                               Chairman of the Board

Scott Rechler                  Co-Chief Executive Officer
                               President

Michael Maturo                 Chief Financial Officer
                               Executive Vice President


RESEARCH COVERAGE
-----------------

CIBC World Markets             Anthony Paolone                   212/667-8116

Credit Suisse First Boston     Lawrence Raiman                   212/538-2380
Deutsche Banc Alex. Brown      Louis Taylor                      212/469-4912
Goldman Sachs                  David Kostin/James Kammert        212/902-6781

Greenstreet Advisors           John Lutzius                      949/640-8780

Legg Mason                     David Fick/Ken Weinberg           410/454-5081

Lehman Brothers                David Shulman/Stuart Axelrod      212/526-3413
McDonald & Company             Anatole Pevnev                    216/443-2300
Merrill Lynch                  Steve Sakwa/Rahul Bhattacharjee   212/449-0335

Salomon Smith Barney           Jonathan Litt/Gary Boston         212/816-0231


TIMING
------

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                               Early May
Second Quarter                              Early August
Third Quarter                               Early November
Fourth Quarter and Year-End                 Late February

STOCK DATA
----------

Reckson Associates' Class A common stock is traded primarily on the New York Stock Exchange under the symbol: RA. The following summarizes recent activity of Reckson's Class A common stock:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               4th                1st           April 1, 2001
                                                                             Quarter            Quarter               To
                                                                               2000               2001          April 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
High Price*                                                                 $    26.00         $    25.88         $    23.90
------------------------------------------------------------------------------------------------------------------------------------

Low Price*                                                                  $    21.88         $    21.90         $    21.42
------------------------------------------------------------------------------------------------------------------------------------

Closing Price*                                                              $    25.06         $    22.30         $    23.51
------------------------------------------------------------------------------------------------------------------------------------

Average daily trading volume*                                                  240,013            195,310            338,275
------------------------------------------------------------------------------------------------------------------------------------

Indicated dividend per share**                                              $    1.544         $    1.544         $    1.544
------------------------------------------------------------------------------------------------------------------------------------

Closing dividend yield                                                            6.16%              6.93%              6.57%
------------------------------------------------------------------------------------------------------------------------------------

Closing shares and units outstanding  (thousands)                               53,047             53,505             53,505
------------------------------------------------------------------------------------------------------------------------------------

Closing market value of shares and units outstanding  (thousands)           $1,329,500         $1,193,200         $1,257,900
------------------------------------------------------------------------------------------------------------------------------------

*   New York Stock Exchange trades only
**  On an annual basis

COMPARITIVE MARKET PERFORMANCE

DAILY INDEXED CLASS A COMMON STOCK PRICE HISTORY

DAILY FROM 5/1/2000 TO 4/30/2001                               [GRAPHIC OMITTED]


 OFFICE INDUSTRIAL                                                                              OFFICE INDUSTRIAL
     COMPOSITE                              RECKSON ASSOCIATES        WILSHIRE REIT INDEX            COMPOSITE            S&P 500
     ---------                              ------------------        -------------------            ---------            -------
 SPIEKER PROPERTIES           5/1/00                    100.00                     102.10                  100.00          100.00
  SL GREEN REALTY             5/2/00                    100.92                     103.31                  101.49           98.50
    ARDEN REALTY              5/3/00                    100.61                     102.92                  101.47           96.38
PRENTISS PROPERTIES           5/4/00                    100.30                     102.79                  101.24           96.00
   KILROY REALTY              5/5/00                    100.61                     102.90                  101.64           97.57
     HIGHWOODS                5/8/00                    102.74                     102.44                  101.02           97.00
  LIBERTY PROPERTY            5/9/00                    101.52                     102.70                  101.56           96.18
     MACK CALI               5/10/00                    101.22                     101.94                  100.59           94.20
   EQUITY OFFICE             5/11/00                    103.66                     102.48                  101.21           95.88
    CARRAMERICA              5/12/00                    105.18                     102.58                  101.54           96.78
                             5/15/00                    105.18                     102.92                  101.75           98.92
                             5/16/00                    105.80                     103.12                  102.17           99.85
                             5/17/00                    104.88                     102.61                  101.78           98.61
                             5/18/00                    104.27                     102.43                  101.80           97.89
                             5/19/00                    104.58                     102.22                  101.36           95.82
                             5/22/00                    104.58                     101.97                  101.15           95.40
                             5/23/00                    104.58                     101.88                  100.87           93.57
                             5/24/00                    105.18                     101.43                   99.89           95.29
                             5/25/00                    103.96                     100.71                   98.84           94.09
                             5/26/00                    105.80                     100.80                   98.96           93.85
                             5/29/00                    105.80                     100.80                   98.96           93.85
                             5/30/00                    107.01                     100.95                   99.20           96.88
                             5/31/00                    107.01                     101.10                   99.62           96.75
                              6/1/00                    107.01                     101.01                   99.42           98.68
                              6/2/00                    107.32                     101.63                  100.42          100.61
                              6/5/00                    107.93                     101.44                  100.18           99.96
                              6/6/00                    108.23                     101.94                  100.94           99.29
                              6/7/00                    109.15                     102.61                  101.46          100.21
                              6/8/00                    108.84                     102.95                  102.26           99.55
                              6/9/00                    109.15                     103.11                  102.16           99.23
                             6/12/00                    109.45                     103.54                  103.19           98.48
                             6/13/00                    110.37                     104.10                  104.12          100.08
                             6/14/00                    114.63                     105.71                  106.36          100.16
                             6/15/00                    114.33                     105.09                  105.42          100.70
                             6/16/00                    112.20                     104.62                  104.92           99.74
                             6/19/00                    112.80                     104.82                  105.50          101.21
                             6/20/00                    113.72                     105.72                  106.84          100.52
                             6/21/00                    113.41                     105.73                  106.98          100.74
                             6/22/00                    112.50                     105.45                  106.91           98.91
                             6/23/00                    114.63                     105.33                  106.67           98.18
                             6/26/00                    113.72                     105.36                  107.18           99.12
                             6/27/00                    116.16                     105.97                  107.22           98.79
                             6/28/00                    116.16                     105.37                  104.77           99.09
                             6/29/00                    117.38                     105.97                  105.95           98.24
                             6/30/00                    115.85                     102.67                  103.01           99.07
                              7/3/00                    116.16                     105.32                  105.46          100.07
                              7/4/00                    116.16                     105.32                  105.46          100.07
                              7/5/00                    117.38                     106.50                  106.17           98.50
                              7/6/00                    115.85                     107.33                  107.46           99.21
                              7/7/00                    116.46                     107.72                  107.39          100.73

                             7/10/00                    115.85                     107.79                  106.93          100.50
                             7/11/00                    115.55                    107.473                  106.55          100.86
                             7/12/00                    115.85                    107.263                  106.53          101.68
                             7/13/00                    116.46                    107.203                  106.62          101.88
                             7/14/00                    115.24                    106.876                  106.76          102.84
                             7/17/00                    116.46                    107.032                  107.17          102.88
                             7/18/00                    117.07                    106.892                  106.56          101.74
                             7/19/00                    117.99                    106.707                  106.30          100.93
                             7/20/00                    119.21                    107.831                  108.15          101.86
                             7/21/00                    120.43                    108.197                  108.80          100.81
                             7/24/00                    121.34                    108.555                  109.07           99.73
                             7/25/00                    124.39                    108.992                  108.98          100.42
                             7/26/00                    126.53                    110.614                  110.82           98.92
                             7/27/00                    128.05                    111.658                  111.76           98.73
                             7/28/00                    128.35                    111.553                  112.49           96.71
                             7/31/00                    128.05                    111.903                  112.22           97.45
                              8/1/00                    126.83                    113.979                  114.55           97.95
                              8/2/00                    125.00                    113.473                  113.12           97.99
                              8/3/00                    124.09                    112.474                  111.62           98.93
                              8/4/00                    124.39                    111.320                  110.61           99.64
                              8/7/00                    124.69                    110.747                  110.30          100.75
                              8/8/00                    124.39                    111.097                  110.74          100.99
                              8/9/00                    124.69                    111.264                  111.10          100.31
                             8/10/00                    125.91                    111.319                  111.56           99.46
                             8/11/00                    128.97                    111.730                  111.89          100.24
                             8/14/00                    130.79                    111.767                  112.50          101.59
                             8/15/00                    129.27                    111.303                  112.21          101.10
                             8/16/00                    127.13                    111.653                  112.94          100.79
                             8/17/00                    128.66                    111.716                  112.93          101.89
                             8/18/00                    126.22                    110.864                  112.02          101.60
                             8/21/00                    125.91                    110.413                  111.50          102.13
                             8/22/00                    125.31                    110.274                  111.66          102.04
                             8/23/00                    122.56                    109.146                  110.86          102.57
                             8/24/00                    118.90                    108.159                  109.40          102.73
                             8/25/00                    118.60                    108.211                  109.06          102.60
                             8/28/00                    116.77                    107.798                  108.35          103.12
                             8/29/00                    117.99                    106.853                  107.14          102.83
                             8/30/00                    121.95                    107.671                  107.61          102.34
                             8/31/00                    118.60                    107.190                  107.07          103.37
                              9/1/00                    118.60                    107.211                  107.71          103.58
                              9/4/00                    118.60                    107.477                  107.71          103.58
                              9/5/00                    118.60                    107.477                  107.42          102.64
                              9/6/00                    120.43                    107.829                  108.29          101.63
                              9/7/00                    121.95                    108.701                  108.82          102.33
                              9/8/00                    123.17                    110.354                  110.66          101.79
                             9/11/00                    124.69                    111.261                  111.92          101.43
                             9/12/00                    125.91                    111.641                  112.87          100.94
                             9/13/00                    125.00                    111.332                  112.72          101.13
                             9/14/00                    125.00                    111.010                  112.56          100.86
                             9/15/00                    121.03                    110.502                  112.07           99.83
                             9/18/00                    117.68                    108.304                  110.07           98.38
                             9/19/00                    121.03                    109.814                  111.83           99.43
                             9/20/00                    120.43                    109.503                  112.04           98.85
                             9/21/00                    119.51                    109.016                  111.61           98.69
                             9/22/00                    125.00                    109.859                  113.21           98.67
                             9/25/00                    123.17                    109.114                  112.34           98.01
                             9/26/00                    122.56                    109.726                  112.57           97.20
                             9/27/00                    125.00                    110.077                  112.58           97.16
                             9/28/00                    127.13                    110.831                  113.05           99.32

                             9/29/00                    124.39                    110.293                  112.73           97.84
                             10/2/00                    121.34                    107.979                  110.84           97.82
                             10/3/00                    121.03                    107.435                  110.08           97.15
                             10/4/00                    116.77                    106.536                  108.78           97.69
                             10/5/00                    118.29                    106.931                  109.96           97.82
                             10/6/00                    116.16                    107.068                  110.46           95.96
                             10/9/00                    116.16                    106.905                  109.99           95.49
                            10/10/00                    115.24                    106.870                  110.14           94.47
                            10/11/00                    111.89                    106.097                  109.01           92.94
                            10/12/00                    109.76                    104.754                  108.15           90.57
                            10/13/00                    111.59                    105.043                  108.29           93.59
                            10/16/00                    112.50                    105.709                  108.65           93.62
                            10/17/00                    112.80                    105.024                  107.84           91.94
                            10/18/00                    115.24                    104.405                  107.60           91.41
                            10/19/00                    114.02                    105.170                  108.22           94.59
                            10/20/00                    113.72                    105.443                  108.36           95.14
                            10/23/00                    112.50                    104.630                  107.63           95.06
                            10/24/00                    111.59                    103.749                  106.64           95.22
                            10/25/00                    110.06                    102.745                  105.70           92.96
                            10/26/00                    109.45                    103.447                  106.62           92.93
                            10/27/00                    109.15                    104.583                  107.78           93.96
                            10/30/00                    109.15                     104.45                  106.95           95.26
                            10/31/00                    110.37                     105.09                  107.66           97.35
                             11/1/00                    107.62                     104.44                  106.93           96.80
                             11/2/00                    108.84                     104.56                  107.19           97.28
                             11/3/00                    107.32                     104.17                  106.77           97.17
                             11/6/00                    107.62                     104.55                  107.48           97.54
                             11/7/00                    107.01                     104.45                  107.38           97.52
                             11/8/00                    109.15                     104.81                  107.56           95.98
                             11/9/00                    108.54                     104.88                  107.63           95.36
                            11/10/00                    106.71                     104.11                  106.75           93.03
                            11/13/00                    107.32                     104.32                  107.10           92.03
                            11/14/00                    110.06                     104.90                  107.24           94.19
                            11/15/00                    111.59                     105.13                  107.20           94.66
                            11/16/00                    111.28                     105.14                  107.14           93.47
                            11/17/00                    113.11                     105.27                  106.91           93.15
                            11/20/00                    112.80                     105.27                  107.02           91.44
                            11/21/00                    113.72                     105.38                  106.93           91.77
                            11/22/00                    113.11                     105.02                  106.48           90.06
                            11/23/00                    113.11                     105.02                  106.48           90.06
                            11/24/00                    114.33                     105.40                  106.69           91.39
                            11/27/00                    114.02                     105.49                  106.68           91.88
                            11/28/00                    113.41                     105.40                  106.73           91.00
                            11/29/00                    114.02                     105.96                  107.06           91.40
                            11/30/00                    114.33                     106.73                  107.39           89.56
                             12/1/00                    114.63                     107.05                  107.65           89.58
                             12/4/00                    115.24                     107.46                  107.96           90.24
                             12/5/00                    116.77                     109.64                  110.42           93.75
                             12/6/00                    114.94                     109.29                  109.75           92.05
                             12/7/00                    114.63                     109.06                  109.61           91.51
                             12/8/00                    116.16                     109.90                  110.27           93.30
                            12/11/00                    117.38                     110.87                  111.21           94.00
                            12/12/00                    116.16                     110.96                  111.90           93.39
                            12/13/00                    115.85                     110.96                  112.03           92.63
                            12/14/00                    116.77                     110.93                  111.96           91.33
                            12/15/00                    117.38                     111.56                  112.62           89.37
                            12/18/00                    119.81                     112.94                  113.86           90.09
                            12/19/00                    121.03                     113.19                  114.15           88.92
                            12/20/00                    119.51                     112.52                  113.21           86.14

                            12/21/00                    121.34                     110.55                  113.12           86.83
                            12/22/00                    122.87                     111.98                  112.76           88.95
                            12/26/00                    123.17                     112.10                  112.64           89.58
                            12/27/00                    126.83                     113.63                  113.75           90.51
                            12/28/00                    126.83                     114.97                  115.11           90.87
                            12/29/00                    122.25                     113.02                  113.54           89.92
                              1/2/01                    122.25                     112.20                  111.75           87.40
                              1/3/01                    126.22                     113.78                  113.19           91.78
                              1/4/01                    125.31                     113.54                  112.07           90.81
                              1/5/01                    120.43                     111.46                  109.39           88.43
                              1/8/01                    121.34                     111.41                  109.38           88.26
                              1/9/01                    120.73                     111.64                  109.92           88.60
                             1/10/01                    121.65                     111.57                  109.70           89.44
                             1/11/01                    122.25                     111.33                  109.09           90.37
                             1/12/01                    121.03                     111.22                  109.04           89.79
                             1/16/01                    120.73                     111.30                  108.36           90.36
                             1/17/01                    120.73                     111.29                  108.88           90.55
                             1/18/01                    120.73                     111.40                  108.66           91.81
                             1/19/01                    120.12                     111.26                  108.54           91.44
                             1/22/01                    121.65                     111.51                  109.09           91.46
                             1/23/01                    122.56                     112.15                  109.83           92.65
                             1/24/01                    120.43                     112.14                  109.62           92.92
                             1/25/01                    120.73                     112.43                  109.50           92.46
                             1/26/01                    119.51                     112.15                  109.38           92.28
                             1/29/01                    120.34                     112.29                  109.49           92.91
                             1/30/01                    118.83                     112.95                  110.23           93.56
                             1/31/01                    117.56                     112.68                  110.30           93.04
                              2/1/01                    117.37                     112.55                  110.18           93.54
                              2/2/01                    115.85                     112.19                  109.78           91.91
                              2/5/01                    116.34                     112.09                  110.48           92.24
                              2/6/01                    115.17                     111.86                  110.66           92.10
                              2/7/01                    116.34                     111.33                  110.30           91.33
                              2/8/01                    114.68                     110.80                  109.61           90.76
                              2/9/01                    113.37                     109.86                  108.48           89.55
                             2/12/01                    111.95                     109.99                  108.74           90.61
                             2/13/01                    112.15                     109.87                  108.59           89.82
                             2/14/01                    112.10                     109.97                  108.38           89.63
                             2/15/01                    112.10                     110.20                  108.64           90.35
                             2/16/01                    111.71                     109.94                  108.30           88.64
                             2/20/01                    112.20                     109.78                  108.05           87.11
                             2/21/01                    111.85                     109.05                  107.58           85.49
                             2/22/01                    110.68                     108.03                  106.67           85.33
                             2/23/01                    112.20                     108.55                  107.57           84.85
                             2/26/01                    113.32                     109.42                  108.24           86.34
                             2/27/01                    115.61                     109.85                  108.61           85.68
                             2/28/01                    113.66                     110.31                  109.20           84.45
                              3/1/01                    114.63                     111.29                  109.86           84.54
                              3/2/01                    115.32                     112.01                  110.24           84.06
                              3/5/01                    114.83                     111.81                  110.26           84.55
                              3/6/01                    114.63                     111.94                  110.63           85.39
                              3/7/01                    114.15                     112.19                  111.49           85.95
                              3/8/01                    113.66                     112.38                  111.81           86.14
                              3/9/01                    112.93                     112.12                  111.48           84.01
                             3/12/01                    111.71                     111.45                  110.50           80.38
                             3/13/01                    110.98                     111.31                  110.01           81.57
                             3/14/01                    110.59                     110.66                  109.48           79.46
                             3/15/01                    109.27                     110.15                  108.67           79.93
                             3/16/01                    107.85                     109.69                  108.13           78.36
                             3/19/01                    109.27                     110.57                  109.19           79.74

                             3/20/01                    107.32                     110.25                  109.23           77.82
                             3/21/01                    107.85                     109.24                  108.08           76.43
                             3/22/01                    106.83                     108.63                  107.07           76.12
                             3/23/01                    108.34                     108.77                  107.08           77.63
                             3/26/01                    110.00                     110.41                  108.64           78.51
                             3/27/01                    111.02                     110.18                  108.49           80.52
                             3/28/01                    110.15                     108.62                  106.74           78.55
                             3/29/01                    109.51                     109.13                  107.08           78.18
                             3/30/01                    108.78                     110.01                  108.39           79.03
                              4/2/01                    109.76                     110.15                  108.42           78.04
                              4/3/01                    106.78                     108.94                  106.97           75.36
                              4/4/01                    107.27                     108.75                  106.00           75.14
                              4/5/01                    107.80                     109.99                  107.10           78.42
                              4/6/01                    105.85                     108.51                  105.48           76.86
                              4/9/01                    107.90                     108.92                  105.98           77.48
                             4/10/01                    108.29                     108.91                  106.08           79.58
                             4/11/01                    104.49                     107.10                  103.89           79.41
                             4/12/01                    105.02                     107.31                  104.33           80.61
                             4/16/01                    106.98                     107.14                  104.01           80.35
                             4/17/01                    107.56                     108.37                  105.00           81.17
                             4/18/01                    108.49                     109.62                  106.63           84.33
                             4/19/01                    109.12                     109.68                  106.74           85.39
                             4/20/01                    106.10                     109.45                  106.34           84.66
                             4/23/01                    107.61                     109.22                  106.09           83.39
                             4/24/01                    112.20                     109.11                  106.27           82.37
                             4/25/01                    112.44                     109.55                  107.14           83.69
                             4/26/01                    114.05                     110.67                  108.48           84.08
                             4/27/01                    116.59                     111.87                  110.10           85.34
                             4/30/01                    114.68                     111.97                  110.64           85.10

Stock Data Continued...

Reckson Associates' Class B common stock is traded primarily on the New York Stock Exchange under the symbol: RA.B. The following summarizes recent activity of Reckson's Class B common stock:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            4th                  1st          April 1, 2001
                                                                          Quarter              Quarter              To
                                                                            2000                 2001         April 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
High Price*                                                               $  27.56             $  27.50          $  25.00
------------------------------------------------------------------------------------------------------------------------------------

Low Price*                                                                $  22.50             $  22.90          $  22.60
------------------------------------------------------------------------------------------------------------------------------------

Closing Price*                                                            $  27.19             $  23.55           $  25.00
------------------------------------------------------------------------------------------------------------------------------------

Average daily trading volume*                                               78,152               47,844            108,050
------------------------------------------------------------------------------------------------------------------------------------

Indicated dividend per share**                                            $   2.40              $  2.40           $   2.40
------------------------------------------------------------------------------------------------------------------------------------

Closing dividend yield                                                        8.83%               10.19%              9.60%
------------------------------------------------------------------------------------------------------------------------------------

Closing shares outstanding  (thousands)                                     10,284               10,284             10,284
------------------------------------------------------------------------------------------------------------------------------------

Closing market value of shares outstanding (thousands)                    $279,600             $242,200           $257,100
------------------------------------------------------------------------------------------------------------------------------------

*        New York Stock Exchange trades only
**       On an annual basis

Reckson Associates' Series A preferred stock is traded primarily on the New York Stock Exchange under the symbol: RA.A (pfd). The following summarizes recent activity of Reckson's Series A preferred stock:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            4th                1st           April 1, 2001
                                                                          Quarter            Quarter               To
                                                                            2000               2001          April 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
High Price*                                                               $  24.00           $  24.13           $  23.14
------------------------------------------------------------------------------------------------------------------------------------

Low Price*                                                                $  20.75           $  21.00           $  20.80
------------------------------------------------------------------------------------------------------------------------------------

Closing Price*                                                            $  23.63           $  21.50           $  23.05
------------------------------------------------------------------------------------------------------------------------------------

Average daily trading volume*                                               39,219             34,474            102,360
------------------------------------------------------------------------------------------------------------------------------------

Indicated dividend per share**                                            $ 1.9064           $ 1.9064           $ 1.9064
------------------------------------------------------------------------------------------------------------------------------------

Closing dividend yield                                                        8.07%              8.87%              8.27%
------------------------------------------------------------------------------------------------------------------------------------

Closing shares outstanding  (thousands)                                      9,192              9,192              9,192
------------------------------------------------------------------------------------------------------------------------------------

Closing market value of shares outstanding (thousands)                    $217,200           $197,600           $211,900
------------------------------------------------------------------------------------------------------------------------------------

*        New York Stock Exchange trades only
**       On an annual basis

RECKSON ASSOCIATES REALTY CORP.
SUMMARY STATEMENT OF OPERATING DATA
MARCH 31, 2001
(IN THOUSANDS)

                                                                                                            THREE MONTHS ENDED
                                                                                                                 MARCH 31,
                                                                                                       ----------------------------
                                                                                                         2001                2000
                                                                                                       --------            --------
REVENUES:
--------------------------------------------------------------

  Base rents                                                                                           $107,494            $ 94,400
  Tenant escalation and reimbursements                                                                   15,945              12,847
                                                                                                       --------            --------
                                                                                                        123,439             107,247
                                                                                                       --------            --------
OPERATING EXPENSES:
--------------------------------------------------------------

  Operating expenses                                                                                     23,770              21,940
  Real estate taxes                                                                                      17,224              16,349
                                                                                                       --------            --------
     Total operating expenses                                                                            40,994              38,289
                                                                                                       --------            --------

NET OPERATING INCOME                                                                                     82,445              68,958
   GROSS MARGIN %                                                                                         66.79%              64.30%

OTHER INCOME:
--------------------------------------------------------------

  Equity in earnings of service companies and real estate joint ventures                                    398               1,413
  Interest income on mortgage notes and notes receivable                                                  1,508               2,285
  Other                                                                                                   5,541               6,714
                                                                                                       --------            --------
                                                                                                          7,447              10,412
                                                                                                       --------            --------
OTHER EXPENSES:
--------------------------------------------------------------

  Interest expense                                                                                       23,631              23,840
  Marketing, general and administrative                                                                   7,497               6,438
  Depreciation and amortization                                                                          23,521              21,012
                                                                                                       --------            --------
                                                                                                         54,649              51,290
                                                                                                       --------            --------

Distributions to preferred unitholders                                                                      660                 660
Minority partners' interests in consolidated partnerships                                                 5,755               1,975
Limited partners' minority interest in the operating partnership                                          2,715               2,278
                                                                                                       --------            --------
                                                                                                          9,130               4,913
                                                                                                       --------            --------


INCOME BEFORE DIVIDENDS TO PREFERRED SHAREHOLDERS                                                        26,113              23,167

Dividends to preferred shareholders                                                                       5,425               7,325
                                                                                                       --------            --------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                                            $ 20,688            $ 15,842
                                                                                                       ========            ========

RECKSON ASSOCIATES REALTY CORP.
MARCH 31, 2001
(IN THOUSANDS EXCEPT PER SHARE DATA)

SELECTED FINANCIAL INFORMATION:

                                                                                                             THREE MONTHS ENDED
                                                                                                                  MARCH 31,
                                                                                                         ---------------------------
                                                                                                           2001               2000
                                                                                                         --------           --------
OPERATING DATA:

   Total revenues:                                                                                       $130,886           $117,659
                                                                                                         ========           ========

   Income before limited partners' minority interest
     in the operating partnership, distributions to preferred
     unitholders and dividends to preferred shareholders                                                 $ 29,488           $ 26,105

   Less:

        Limited partners' minority interest in the operating partnership                                    2,715              2,278

        Distributions to preferred unitholders                                                                660                660

        Dividends to preferred shareholders                                                                 5,425              7,325
                                                                                                         --------           --------

   Net Income available to common shareholders                                                           $ 20,688           $ 15,842
                                                                                                         ========           ========

   Funds From Operations:
        Basic                                                                                            $ 46,445           $ 38,330
                                                                                                         ========           ========
        Diluted                                                                                          $ 54,124           $ 47,909
                                                                                                         ========           ========

   Cash Available for Distribution:
        Basic                                                                                            $ 32,005           $ 29,671
                                                                                                         ========           ========
        Diluted                                                                                          $ 33,871           $ 39,250
                                                                                                         ========           ========

   Interest expense                                                                                      $ 23,631           $ 23,840
                                                                                                         ========           ========
   Capitalized interest expense                                                                          $  2,703           $  2,362
                                                                                                         ========           ========

   Non-incremental capitalized improvements                                                              $    635           $  1,251
                                                                                                         ========           ========

   Non-incremental capitalized tenant improvements
        and leasing commissions                                                                          $  2,646           $  2,870
                                                                                                         ========           ========

   Marketing, general and administrative expenses                                                        $  7,497           $  6,438
                                                                                                         ========           ========

BALANCE SHEET DATA:

                                                                                                               MARCH 31,
                                                                                                    --------------------------------
                                                                                                       2001                  2000
                                                                                                    ----------            ----------
   Commercial real estate investments before depreciation                                           $2,811,894            $2,372,150
                                                                                                    ==========            ==========

   Investment in mortgage notes and notes receivable                                                $   58,222            $  352,863
                                                                                                    ==========            ==========

   Investment in real estate joint ventures                                                         $   76,584            $   32,219
                                                                                                    ==========            ==========

   Total assets                                                                                     $3,063,644            $2,904,333
                                                                                                    ==========            ==========

   Total debt                                                                                       $1,481,092            $1,459,438
                                                                                                    ==========            ==========

   Total debt (Including joint venture debt and net of minority
        partners' interests)                                                                        $1,466,965            $1,445,251
                                                                                                    ==========            ==========

Book equity (Total Assets less Total Debt)                                                          $1,582,552            $1,444,895
                                                                                                    ==========            ==========

MARKET CAPITALIZATION DATA:

   Common shares and units                                                                          $1,435,338            $1,112,375
                                                                                                    ==========            ==========

   Preferred shares, units and interest                                                             $  407,318            $  507,318
                                                                                                    ==========            ==========

   Total market capitalization                                                                      $3,309,621            $3,064,944
                                                                                                    ==========            ==========

RECKSON ASSOCIATES REALTY CORP.
FUNDS FROM OPERATIONS
MARCH 31, 2001
(IN THOUSANDS EXCEPT PER SHARE / UNIT DATA)

                                                                                                             THREE MONTHS ENDED
                                                                                                                   MARCH 31,
                                                                                                           ------------------------
                                                                                                             2001            2000
                                                                                                           -------          -------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                                                $20,688          $15,842

Add back:

     Real estate depreciation and amortization                                                              22,988           20,616
     Minority partners' interests in consolidated partnerships                                               5,755            1,975
     Limited partners' minority interest in the operating partnership                                        2,715            2,278
     Extraordinary loss on extinguishment of debt                                                               --               --

Less :

     Amounts distributable to minority partners in consolidated partnerships                                 5,701            2,381
                                                                                                           -------          -------

BASIC FUNDS FROM OPERATIONS ("FFO")                                                                         46,445           38,330

Add:
     Dividends and distributions on dilutive shares and units                                                7,679            9,579
                                                                                                           -------          -------

DILUTED FFO                                                                                                $54,124          $47,909
                                                                                                           =======          =======


BASIC FFO CALCULATIONS:
-----------------------

     Weighted average common shares outstanding                                                             55,767           50,666
     Weighted average units of limited partnership interest outstanding                                      7,693            7,700
                                                                                                           -------          -------

     Basic weighted average common shares and units outstanding                                             63,460           58,366
                                                                                                           =======          =======

     Basic FFO per weighted average common share or unit                                                   $  0.73          $  0.66
                                                                                                           =======          =======

     Basic weighted average dividends or distributions per share or unit                                   $  0.42          $  0.40
                                                                                                           =======          =======

     Basic FFO payout ratio                                                                                   57.5%            61.6%
                                                                                                           =======          =======


DILUTED FFO CALCULATIONS:
-------------------------

     Basic weighted average common shares and units outstanding                                             63,460           58,366
     Adjustments for dilutive FFO weighted average shares and units outstanding:
     Add:
          Weighted average common stock equivalents                                                            466              327
          Weighted average shares of Series A Preferred Stock                                                8,060            8,060
          Weighted average shares of Series B Preferred Stock                                                1,919            5,758
          Weighted average shares of minority partners preferred interest                                    3,454            3,454
          Weighted average units of preferred limited partnership interest                                   1,367            1,367
                                                                                                           -------          -------

     Dilutive FFO weighted average shares and units outstanding                                             78,726           77,332
                                                                                                           =======          =======

     Diluted FFO per weighted average share or unit                                                        $  0.69          $  0.62
                                                                                                           =======          =======

     Diluted weighted average dividends or distributions per share or unit                                 $  0.41          $  0.40
                                                                                                           =======          =======

     Diluted FFO payout ratio                                                                                 60.2%            64.0%
                                                                                                           =======          =======

RECKSON ASSOCIATES REALTY CORP.
CASH AVAILABLE FOR DISTRIBUTION
MARCH 31, 2001
(IN THOUSANDS EXCEPT PER SHARE / UNIT DATA)

                                                                                                              THREE MONTHS ENDED
                                                                                                                   MARCH 31,
                                                                                                           ------------------------
                                                                                                             2001             2000
                                                                                                           -------          -------
BASIC FUNDS FROM OPERATIONS                                                                                $46,445          $38,330

Less :

     Straight line rents (Note a)                                                                           11,159            4,538
     Non-incremental capitalized tenant improvements and leasing
        commissions                                                                                          2,646            2,870
     Non-incremental capitalized Improvements                                                                  635            1,251
                                                                                                           -------          -------

BASIC CASH AVAILABLE FOR DISTRIBUTION ("CAD")                                                               32,005           29,671

Add:
     Dividends and distributions on dilutive shares and units                                                1,866            9,579
                                                                                                           -------          -------

DILUTED CAD                                                                                                $33,871          $39,250
                                                                                                           =======          =======


BASIC CAD CALCULATIONS:
-----------------------

     Weighted average common shares outstanding                                                             55,767           50,666
     Weighted average units of limited partnership interest outstanding                                      7,693            7,700
                                                                                                           -------          -------

     Basic weighted average common shares and units outstanding                                             63,460           58,366
                                                                                                           =======          =======

     Basic CAD per weighted average common share or unit                                                   $  0.50          $  0.51
                                                                                                           =======          =======

     Basic weighted average dividends or distributions per share or unit                                   $  0.42          $  0.40
                                                                                                           =======          =======

     Basic CAD payout ratio                                                                                   83.4%            79.6%
                                                                                                           =======          =======


DILUTED CAD CALCULATIONS:
-------------------------

     Basic weighted average common shares and units outstanding                                             63,460           58,366
     Adjustments for dilutive CAD weighted average shares and units outstanding:
     Add:
          Weighted average common stock equivalents                                                            466              327
          Weighted average shares of Series A Preferred Stock                                                   --            8,060
          Weighted average shares of Series B Preferred Stock                                                   --            5,758
          Weighted average shares of minority partners preferred interest                                    3,454            3,454
          Weighted average units of preferred limited partnership interest                                     598            1,367
                                                                                                           -------          -------

     Dilutive CAD weighted average shares and units outstanding                                             67,978           77,332
                                                                                                           =======          =======

     Diluted CAD per weighted average share or unit                                                        $  0.50          $  0.51
                                                                                                           =======          =======

     Diluted weighted average dividends or distributions per share or unit                                 $  0.42          $  0.40
                                                                                                           =======          =======

     Diluted CAD payout ratio                                                                                 84.0%            78.1%
                                                                                                           =======          =======

--------------
Notes:
(a)      Includes straight line rental income attributable to the property located at 919 Third Avenue, New York, N.Y of $7,504 and
         $1,075, respectively.

                                     DRAFT
                         RECKSON ASSOCIATES REALTY CORP.
                           CONSOLIDATED BALANCE SHEETS

                (DOLLARS IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

                                                                                                   MARCH 31,            DECEMBER 31,
                                                                                                     2001                   2000
                                                                                                  -----------           -----------
                                                                                                  (Unaudited)
ASSETS:
Commercial real estate properties, at cost:
    Land ...............................................................................          $   398,139           $   396,482
    Building and improvements ..........................................................            2,268,512             2,219,448
Developments in progress:
    Land ...............................................................................               63,263                60,918
    Development costs ..................................................................               81,980                93,759
Furniture, fixtures and equipment ......................................................                7,240                 7,138
                                                                                                  -----------           -----------
                                                                                                    2,819,134             2,777,745
Less accumulated depreciation ..........................................................             (308,853)             (288,479)
                                                                                                  -----------           -----------
                                                                                                    2,510,281             2,489,266

Investment in real estate joint ventures ...............................................               76,584                43,534
Investment in mortgage notes and notes receivable ......................................               58,222                58,220
Cash and cash equivalents ..............................................................               32,106                17,843
Tenants receivables ....................................................................               12,699                11,511
Investments in and advances to affiliates ..............................................              170,425               177,474
Deferred rents receivable ..............................................................               79,133                67,930
Prepaid expenses and other assets ......................................................               60,960                68,895
Contract and land deposits and pre-acquisition costs ...................................                2,445                 1,676
Deferred leasing and loan costs ........................................................               60,789                61,681
                                                                                                  -----------           -----------
TOTAL ASSETS ...........................................................................          $ 3,063,644           $ 2,998,030
                                                                                                  ===========           ===========



LIABILITIES:
Mortgage notes payable .................................................................          $   727,088           $   728,971
Unsecured credit facility ..............................................................              304,600               216,600
Senior unsecured notes .................................................................              449,404               449,385
Accrued expenses and other liabilities .................................................               74,546                95,393
Dividends and distributions payable ....................................................               28,983                28,801
                                                                                                  -----------           -----------
TOTAL LIABILITIES ......................................................................            1,584,621             1,519,150
                                                                                                  -----------           -----------
Commitments and other comments .........................................................                   --                    --

Minority partners' interests in consolidated partnerships ..............................              227,001               226,350
Preferred unit interest in the operating partnership ...................................               42,518                42,518
Limited partners' minority interest in the operating partnership .......................               97,141                97,353
                                                                                                  -----------           -----------
                                                                                                      366,660               366,221
                                                                                                  -----------           -----------
STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
    Series A preferred stock, 9,192,000 shares issued and outstanding ..................                   92                    92
    Series B preferred stock, 2,000,000 shares issued and outstanding ..................                   20                    20

Common Stock, $01 par value, 100,000,000 shares authorized
    Class A common stock, 45,812,864 and 45,352,286 shares issued and
       outstanding, respectively .......................................................                  458                   454
    Class B common stock, 10,283,513 shares issued and outstanding .....................                  103                   103

Additional paid in capital .............................................................            1,111,690             1,111,990
                                                                                                  -----------           -----------
Total Stockholders' Equity .............................................................            1,112,363             1,112,659
                                                                                                  -----------           -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .............................................          $ 3,063,644           $ 2,998,030
                                                                                                  ===========           ===========

RECKSON ASSOCIATES REALTY CORP.
MARCH 31, 2001


RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

                                                                                                              THREE MONTHS ENDED
                                                                                                                    MARCH 31,
                                                                                                             ----------------------
                                                                                                              2001             2000
                                                                                                             -----            -----
Debt Service Coverage Ratio ......................................................................            3.29             3.00
                                                                                                             =====            =====
     ( Basic Funds from Operations + Interest expense + preferred dividends and distributions / Interest expense + Principal )

Fixed Charge Coverage Ratio ......................................................................            2.60             2.23
                                                                                                             =====            =====
     ( Basic Funds from Operations + Interest expense + preferred dividends and distributions / Interest expense + preferred dividends and distributions + Principal )

Total Debt to Market Capitalization ratio as a percent ...........................................            44.3%            47.2%
                                                                                                             =====            =====

Marketing, general and administrative expenses to total revenues as a percent ....................            5.73%            5.47%
                                                                                                             =====            =====

Non - Incremental Capital Expenditures to Net Operating Income as a percent ......................            3.98%            5.98%
                                                                                                             =====            =====

Fully diluted FFO Payout Ratio - (note 1) ........................................................           60.20%           64.00%
                                                                                                             =====            =====
     ( Dividends to fully diluted FFO as a percent )

Fully diluted CAD Payout Ratio - (note 2) ........................................................           84.00%           78.10%
                                                                                                             =====            =====
     ( Dividends to fully diluted CAD as a percent )

Note:    (1)      Based on weighted average per share / unit dividends and distributions of $.4140 and $.3964, respectively.
         (2)      Based on weighted average per share / unit dividends and distributions of $.4184 and $.3964, respectively.

RECKSON ASSOCIATES REALTY CORP.
TOTAL DEBT & PREFERRED SECURITIES

MORTGAGE NOTES PAYABLE

         The following table sets forth certain information regarding the mortgage debt of the Company, by scheduled maturity date, as of March 31, 2001 (in thousands):

                                                              Principal amount      Interest               Maturity     Amortization
Property                                                        outstanding           rate                   date         schedule
---------------------------------------------                 ----------------    -------------            ---------    ------------
50 Charles Lindbergh Blvd., Mitchel Field, NY                    $ 15,479                7.500%            10-Jul-01         (3)
1350 Avenue of the Americas, NY, NY                                70,000         LIBOR + 1.65%            01-Aug-01
200 Broad Hollow Road, Melville, NY                                 6,477                7.750%            02-Jun-02       30 year
310 East Shore Road, Great Neck, NY                                 2,322                8.000%            01-Jul-02         (3)
919 Third Avenue, NY, NY                                          200,000         LIBOR + 1.20%            31-Oct-03         (3)
80 Orville Drive, Islip, NY                                         2,616               10.100%            01-Feb-04         (3)
395 North Service Road, Melville, NY                               20,423                6.450%            26-Oct-05         (2)
200 Summit Lake Drive, Valhalla, NY                                20,045                9.250%            01-Jan-06       25 year
Landmark Square, Stamford, CT                                      46,754                8.020%            07-Oct-06       25 year
100 Summit Lake Drive, Valhalla, NY                                21,258                8.500%            01-Apr-07       15 year
333 Earl Ovington Blvd., Mitchel Field, NY                         55,434 (1)            7.720%            14-Aug-07       25 year
810 Seventh Ave., NY, NY                                           85,279                7.730%            01-Aug-09       25 year
100 Wall Street, NY, NY                                            36,955                7.730%            01-Aug-09       25 year
6900 Jericho Turnpike, Syosset, NY                                  7,536                8.070%            01-Jul-10       25 year
6800 Jericho Turnpike, Syosset, NY                                 14,278                8.070%            01-Jul-10       25 year
580 White Plains Road, Tarrytown, NY                               13,014                7.860%            01-Sep-10       25 year
110 Bi-County Blvd., Farmingdale, NY                                3,996                9.125%            30-Nov-12       20 year
One Orlando Center, Orlando, FL                                    39,335                6.820% (4)        01-Nov-27       28 year
120 West 45th Street, NY, NY                                       65,887                6.820% (4)        01-Nov-27       28 year

                                                                 --------
     Total mortgage notes payable principal outstanding          $727,088
                                                                 --------

-------------------
(1) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount of the mortgage debt is approximately $33.3 million.
(2) Principal payments of $34,000 per month.
(3) Interest only.
(4) Subject to interest rate adjustment on November 1, 2004.


SENIOR UNSECURED NOTES

         The following table sets forth the Company's Senior Unsecured Notes and other related disclosures, by scheduled maturity date, as of December 31, 2000 (in thousands):

                                                                 Face                Coupon            Maturity
Issuance                                                        amount                rate               date               Term
-------------------------------------------------------       ----------            --------          -----------        ----------
March 26, 1999                                                 $100,000 (1)           7.400%           15-Mar-04           5 years
August 27, 1997                                                 150,000               7.200%           28-Aug-07          10 years
March 26, 1999                                                  200,000 (1)           7.750%           15-Mar-09          10 years

                                                               --------
     Total Senior Unsecured Notes principal outstanding        $450,000
                                                               ========

-------------------
(1) Notes issued on March 26, 1999 were issued at an aggregate discount of $738,000 which is being amortized over the term of the
    Notes to which they relate

UNSECURED CREDIT FACILITY

         The following table sets forth certain information regarding the Company's $575 million Unsecured Credit Facility, as of March 31, 2001 (in thousands):

                                                                        Weighted
                                            Principal amount             average           Maturity                Amortization
                                              outstanding             interest rate          date                    schedule
                                            ----------------          -------------        ---------               -------------
                                               $304,600                   6.143%           07-Sep-03               Interest only
                                               ========


PREFERRED SECURITIES

         The following table sets forth certain information regarding the Company's preferred securities, as of March 31, 2001 (in thousands):

                                                                Liquidation                       Conversion price
Security                                                      preference value    Current yield       per share      Issuance date
--------------------------------------------------------      ----------------    -------------   ----------------   -------------
7 5/8% Series A Convertible Cumulative Preferred Stock            $229,800            7.625%           $28.51          April 1998
Series B Convertible Cumulative Preferred Stock                     50,000            8.350%           $26.05           June 1999

Series B Preferred Units of Limited Partnership Interest            25,000            6.250%           $32.51          April 1998
Series C Preferred Units of Limited Partnership Interest            11,518            6.250%           $29.39          April 1998
Series D Preferred Units of Limited Partnership Interest             6,000            6.250%           $29.12           July 1998

                                                                  --------
                                                                  $322,318
                                                                  ========

                             CORE OPERATING RESULTS
                             ----------------------

RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                   DECEMBER 31, 2000                         MARCH 31, 2001
                                   Number of     Rentable    Percent of     Percent   Number of   Rentable     Percent of    Percent
Property                           Buildings    Square Feet  Property Type   Leased    Buildings  Square Feet  Property Type  Leased
------------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES

LONG ISLAND OFFICE PROPERTIES
-----------------------------

Huntington Melville
   Corporate Center
   Melville, NY  (1).............      7          1,054,779         7.3%        98.6%      7     1,054,779       7.3%         98.6%

Nassau West Corporate
   Corporate Center (2)
   Mitchell Field, NY............      6          1,527,263        10.6%        98.9%      6     1,527,263      10.6%         98.3%

North Shore Atrium
   Syosset, NY...................      2            304,177         2.1%        97.3%      2       304,177       2.1%         96.8%

Stand-alone Long Island
   Office Properties ............     12          1,486,629        10.3%        96.6%     12     1,486,629      10.3%         97.3%
                                      --          ---------        -----                  --     ---------      -----

   SUBTOTAL - LONG ISLAND OFFICE (3)  27          4,372,848        30.3%        98.0%     27     4,372,848      30.3%         98.0%

WESTCHESTER OFFICE PROPERTIES
-----------------------------

Tarrytown Corporate Center
   Tarrytown, NY ................      6            875,726         6.1%        94.8%      6       875,726       6.1%         94.4%

Reckson Executive Park
   Rye Brook, NY.................      6            541,884         3.8%        98.3%      6       541,884       3.8%         98.3%

Summit at Valhalla
   Valhalla, NY .................      3            699,045         4.8%        94.9%      3       699,045       4.8%         93.6%

Mt. Pleasant Corporate Center
   Valhalla, NY..................      2            162,004         1.1%        95.6%      2       162,004       1.1%         94.2%

Stand-alone Westchester
   Office Properties ............      7          1,012,714         7.0%        96.7%      7     1,012,714       7.0%         96.0%
                                      --          ---------        -----                  --     ---------      -----

   SUBTOTAL - WESTCHESTER OFFICE      24          3,291,373        22.8%        96.0%     24     3,291,373      22.8%         95.3%

CONNECTICUT OFFICE PROPERTIES
-----------------------------

Landmark Square
   Stamford, CT..................      6            798,321         5.5%        94.0%      6       798,321       5.5%         94.0%

Stamford Towers
   Stamford, CT..................      2            324,867         2.3%        99.6%      2       324,867       2.2%        100.0%
                                      --          ---------        -----                  --     ---------      -----

   SUBTOTAL - CONNECTICUT OFFICE       8          1,123,188         7.8%        95.6%      8     1,123,188       7.8%         95.8%

NEW JERSEY OFFICE PROPERTIES
----------------------------

Executive Hill Office Park
   West Orange, NJ...............      4            391,382         2.7%       100.0%      4       391,382       2.7%         99.4%

University Square
   Princeton, NJ.................      3            131,105         0.9%       100.0%      3       131,105       0.9%        100.0%

Short Hills Office Center
   Short Hills, NJ...............      3            557,036         3.9%       100.0%      3       557,036       3.9%        100.0%

Stand-alone New Jersey
   Office Properties.............      8          1,061,545         7.4%        96.9%      8     1,061,545       7.3%         97.8%
                                      --          ---------        -----                  --     ---------      -----

   SUBTOTAL - NEW JERSEY OFFICE..     18          2,141,068        14.8%        98.7%     18     2,141,068      14.8%         98.9%

NEW YORK CITY OFFICE PROPERTIES
-------------------------------

120 W. 45th Street...............      1            443,109         3.1%       100.0%      1       443,109       3.1%         99.6%

100 Wall Street..................      1            458,626         3.2%        99.3%      1       466,226       3.2%         98.7%

810 Seventh Avenue...............      1            692,060         4.8%        95.1%      1       692,060       4.8%         97.3%

919 Third Avenue.................      1          1,374,966         9.5%        97.9%      1     1,374,966       9.5%         97.9%

1350 Ave. of the Americas........      1            540,000         3.7%        92.8%      1       540,000       3.7%         92.2%
                                      --          ---------        -----                  --     ---------      -----

   SUBTOTAL - NEW YORK CITY OFFICE     5          3,508,761        24.3%        97.0%      5     3,516,361      24.3%         97.2%
                                      --          ---------        -----                  --     ---------      -----

SUBTOTAL-
   OFFICE PROPERTIES (3).........     82         14,437,238       100.0%        97.2%     82    14,444,838     100.0%         97.1%
                                      --          ---------        -----                  --     ---------      -----

As a Percent of Total
   Portfolio.....................                                  67.8%                                        67.8%


(1) Rentable square feet includes a recently completed 277,500 sf Class A office building which is currently 8% leased ; percent leased excludes this property.
(2)  Does not include 27,013 square feet leased to the health club at Omni.
(3)  Percent leased excludes properties under development.

RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                   DECEMBER 31, 2000                         MARCH 31, 2001
                                   Number of     Rentable    Percent of     Percent   Number of   Rentable     Percent of    Percent
Property                           Buildings    Square Feet  Property Type   Leased    Buildings  Square Feet  Property Type  Leased
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES
---------------------------------

Vanderbilt Industrial Park (1)
   Hauppauge, NY.................          47     2,379,895        40.4%        96.8%     47     2,379,895      40.4%         97.6%

Airport International Plaza
   Bohemia, NY...................          21     1,288,510        21.9%        98.1%     21     1,288,510      21.9%         98.3%

County Line Industrial Center
   Melville, NY..................           4       342,174         5.8%       100.0%      4       342,174       5.8%        100.0%

Other Submarkets

   Farmingdale...................           3       520,615         8.8%        98.9%      3       520,615       8.8%         99.9%

   Melville......................           4       246,169         4.2%       100.0%      4       246,169       4.2%        100.0%

   Islip/Islandia................           6       212,400         3.6%       100.0%      6       212,400       3.6%        100.0%

   Hauppauge.....................           2       195,942         3.3%        99.1%      2       195,942       3.3%         99.1%

   Other.........................           8       708,740        12.0%       100.0%      8       708,740      12.0%         98.7%
                                           --     ---------        -----                  --     ---------      -----

   SUBTOTAL - LONG ISLAND INDUSTRIAL (2)   95     5,894,445        86.3%        98.2%     95     5,894,445      86.3%         98.5%

Stand-alone Westchester
   Industrial Properties.........           3       163,000         2.4%        96.7%      3       163,000       2.4%        100.0%

Stand-alone Connecticut
   Industrial Properties.........           1       452,414         6.6%       100.0%      1       452,414       6.6%        100.0%

Stand-alone New Jersey
   Industrial Properties.........           5       324,254         4.7%        82.4%      5       324,254       4.7%         82.4%

SUBTOTAL-                                 ---    ----------       ------        -----     --    ----------     ------         -----
   INDUSTRIAL PROPERTIES (2)              104     6,834,113       100.0%        97.5%    104     6,834,113     100.0%         97.8%
                                          ---    ----------       ------        -----     --    ----------     ------         -----

As a Percent of Total
   Portfolio.....................                                  32.1%                                        32.1%

                                          ---    ----------       ------        -----     --    ----------     ------         -----
RETAIL PROPERTIES                           2        20,000       100.0%        46.0%      2        20,000     100.0%         46.0%
                                          ---    ----------       ------        -----     --    ----------     ------         -----

As a Percent of Total
   Portfolio.....................                                   0.1%                                         0.1%

                                          ---    ----------       ------        -----     --    ----------     ------         -----
TOTAL - ALL PROPERTIES (2)                188    21,291,351       100.0%        97.3%    188    21,298,951     100.0%         97.4%
                                          ---    ----------       ------        -----     --    ----------     ------         -----


(1) Rentable square feet includes a 56,875 square foot vacant building under redevelopment; percent leased excludes this property.
(2)  Percent leased excludes properties under development.

RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
MARCH 31, 2001

                       RECKSON PORTFOLIO HISTORICAL OCCUPANCY

                               [GRAPHICS OMITTED]

                                      INDUSTRIAL                  OFFICE

            MARCH 1997                     96.3%                   91.1%
            MARCH 1998                     95.8%                   92.2%
            MARCH 1999                     97.4%                   94.2%
            MARCH 2000                     97.9%                   95.3%
            MARCH 2001                     97.8%                   97.1%



Note: Percent leased excludes properties under development

RECKSON ASSOCIATES REALTY CORP.
EXECUTED LEASES AND RENEWAL ANALYSIS
MARCH 31, 2001

                                 TOTAL PORTFOLIO

-------------------------------------------------------------------------------------------------------
                                                          QUARTER ENDED MARCH 31, 2001
                                                                            RESEARCH &
                                             OFFICE (1)   INDUSTRIAL (2)   DEVELOPMENT (3)    TOTAL
-------------------------------------------------------------------------------------------------------
EXECUTED LEASES (8)
-------------------

TOTAL PORTFOLIO
  NUMBER OF EXECUTED LEASES                        52             13                1             66
  SQUARE FOOTAGE                              361,386        127,097            8,169        496,652
  AVERAGE RENT                                 $29.92          $7.82           $14.26
  AVERAGE EFFECTIVE RENT                       $27.40          $7.56            $9.68

LONG ISLAND PORTFOLIO
  NUMBER OF EXECUTED LEASES                        14             13                              27
  SQUARE FOOTAGE                              102,033        127,097                         229,130
  AVERAGE RENT                                 $32.56          $7.82
  AVERAGE EFFECTIVE RENT                       $29.58          $7.56

WESTCHESTER PORTFOLIO
  NUMBER OF EXECUTED LEASES                        18                               1             19
  SQUARE FOOTAGE                              115,680                           8,169        123,849
  AVERAGE RENT                                 $25.89                          $14.26
  AVERAGE EFFECTIVE RENT                       $23.40                           $9.68

CONNECTICUT PORTFOLIO
  NUMBER OF EXECUTED LEASES                         9                                              9
  SQUARE FOOTAGE                               59,360                                         59,360
  AVERAGE RENT                                 $27.75
  AVERAGE EFFECTIVE RENT                       $27.09

NEW JERSEY PORTFOLIO
  NUMBER OF EXECUTED LEASES                         8                                              8
  SQUARE FOOTAGE                               54,374                                         54,374
  AVERAGE RENT                                 $23.99
  AVERAGE EFFECTIVE RENT                       $21.90

NEW YORK CITY PORTFOLIO
  NUMBER OF EXECUTED LEASES                         3                                              3
  SQUARE FOOTAGE                               29,939                                         29,939
  AVERAGE RENT                                 $51.57
  AVERAGE EFFECTIVE RENT                       $46.00

RENEWALS
--------

LEASES EXPIRING DURING PERIOD                      25              7                0             32
SQUARE FOOTAGE EXPIRING DURING PERIOD         124,368         67,486                0        191,854
SQUARE FOOTAGE RENEWED DURING PERIOD          100,373         64,986                -        165,359
RENEWAL PERCENTAGE                              80.7%          96.3%                           86.2%

------------------------------------------------------------------------------------------------------
                                                        12 MONTHS ENDED MARCH 31, 2001
                                                                           RESEARCH &
                                            OFFICE (4)   INDUSTRIAL (5)   DEVELOPMENT (6)     TOTAL
------------------------------------------------------------------------------------------------------
EXECUTED LEASES (8)

TOTAL PORTFOLIO
  NUMBER OF EXECUTED LEASES                       238             40               9              287
  SQUARE FOOTAGE                            2,298,612      1,017,905         143,226        3,459,743
  AVERAGE RENT                                 $29.39          $7.32          $14.38
  AVERAGE EFFECTIVE RENT                       $26.51          $6.85          $13.23

LONG ISLAND PORTFOLIO
  NUMBER OF EXECUTED LEASES                        58             38               5              101
  SQUARE FOOTAGE                              677,829      1,001,755          86,489        1,766,073
  AVERAGE RENT                                 $27.68          $7.28          $11.74
  AVERAGE EFFECTIVE RENT                       $24.68          $6.81          $11.31

WESTCHESTER PORTFOLIO
  NUMBER OF EXECUTED LEASES                        78                              4               82
  SQUARE FOOTAGE                              724,367                         56,737          781,104
  AVERAGE RENT                                 $26.19                         $18.40
  AVERAGE EFFECTIVE RENT                       $23.86                         $16.17

CONNECTICUT PORTFOLIO
  NUMBER OF EXECUTED LEASES                        29                                              29
  SQUARE FOOTAGE                              159,491                                         159,491
  AVERAGE RENT                                 $29.26
  AVERAGE EFFECTIVE RENT                       $27.86

NEW JERSEY PORTFOLIO
  NUMBER OF EXECUTED LEASES                        42              2                               44
  SQUARE FOOTAGE                              434,523         16,150                          450,673
  AVERAGE RENT                                 $22.83          $9.39
  AVERAGE EFFECTIVE RENT                       $20.15          $8.96

NEW YORK CITY PORTFOLIO
  NUMBER OF EXECUTED LEASES                        31                                              31
  SQUARE FOOTAGE                              302,402                                         302,402
  AVERAGE RENT                                 $50.41
  AVERAGE EFFECTIVE RENT                       $45.43

RENEWALS

LEASES EXPIRING DURING PERIOD                     145             34               6              185
SQUARE FOOTAGE EXPIRING DURING PERIOD         915,338        449,807          92,492        1,457,637
SQUARE FOOTAGE RENEWED DURING PERIOD          653,015        360,911          83,195        1,087,121
RENEWAL PERCENTAGE                              71.3%          80.2%           89.9%            75.3%

(1)      Included in the total square footage is 249,028 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $25.23 / square foot and a straightline rent of $24.23 / square foot. These leases were renewed or released at an average starting Base Rent of $28.16 and at a straightline rent of $29.78 / square foot.

(2)      Included in the total square footage is 142,247 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $6.38 / square foot and a straightline rent of $6.09/ square foot. These leases were renewed or released at an average starting Base Rent of $7.20 and at a straightline rent of $7.58 / square foot.

(3)      Included in the total square footage is 0 square feet of non-incremental leases.

(4)      Included in the total square footage is 1,290,251 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $23.94 / square foot and a straightline rent of $23.34 / square foot. These leases were renewed or released at an average starting Base Rent of $26.18 and at a straightline rent of $27.89 / square foot.

(5)      Included in the total square footage is 569,630 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $6.62 / square foot and a straightline rent of $6.32 / square foot. These leases were renewed or released at an average starting Base Rent of $7.31 and at a straightline rent of $7.59 / square foot.

(6)      Included in the total square footage is 83,195 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $10.45 / square foot and a straightline rent of $10.16 / square foot. These leases were renewed or released at an average starting Base Rent of $11.23 and at a straightline rent of $11.58 / square foot.

(7)      Base Rent is equal to annualized base rent plus non-recoverable operating expense pass-throughs.

(8)      Includes new and renewed leases during the period.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
MARCH 31, 2001

                       LONG ISLAND OFFICE (EXCLUDING OMNI)

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of Leases         Square Feet          % Square Feet    Per Square Foot   Per Square Foot
                                      Expiring              Expiring              Expiring         S/L Rent (1)        Rent (2)
Year of Expiration               Dec-00       Mar-01    Dec-00       Mar-01     Dec-00   Mar-01  Dec-00   Mar-01   Dec-00   Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                               41           36      178,087      168,126      5.5%     5.1%  $22.00   $22.25   $23.96   $24.36
2002                               34           33      170,262      165,326      5.2%     5.1%  $22.08   $21.98   $24.78   $24.90
2003                               50           48      301,674      297,892      9.2%     9.1%  $22.52   $22.32   $25.26   $25.03
2004                               45           46      272,624      274,809      8.4%     8.4%  $23.21   $23.21   $26.08   $26.18
2005                               68           65      591,907      599,698     18.1%    18.3%  $23.19   $23.42   $24.97   $26.73
2006                               14           15       74,876       76,583      2.3%     2.3%  $26.48   $26.38   $30.55   $30.41
2007 and thereafter                77           81    1,675,145    1,688,317     51.3%    51.6%      --       --       --       --
                                  ---          ---    ---------    ---------    -----    -----

Total / Weighted Average          329          324    3,264,575    3,270,751    100.0%   100.0%
                                  ===          ===    =========    =========    =====    =====



                                      OMNI

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of Leases        Square Feet         % Square Feet     Per Square Foot   Per Square Foot
                                      Expiring             Expiring             Expiring          S/L Rent (1)        Rent (2)
Year of Expiration               Dec-00      Mar-01    Dec-00      Mar-01    Dec-00    Mar-01   Dec-00   Mar-01   Dec-00   Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                4           3      32,680      22,931      5.5%     3.9%    $29.00   $29.09   $35.81   $35.06
2002                                4           4      80,060      53,127     13.4%     9.0%    $26.23   $34.55   $29.99   $37.91
2003                                6           4      64,356      58,018     10.8%     9.8%    $30.19   $30.22   $34.70   $34.97
2004                                4           4     112,414     112,414     18.8%    19.0%    $26.12   $26.12   $34.08   $34.15
2005                                7           7      59,166      59,166      9.9%    10.0%    $27.99   $27.99   $35.24   $35.26
2006                                0           1           0       9,749      0.0%     1.6%        --   $35.21       --   $38.02
2007 and thereafter                 8          10     249,246     276,259     41.7%    46.7%        --       --       --       --
                                  ---         ---     -------     -------    -----    -----

Total / Weighted Average           33          33     597,922     591,664    100.0%   100.0%
                                  ===         ===     =======     =======    =====    =====

(1)      Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2)      Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
MARCH 31, 2001


                                   INDUSTRIAL

-----------------------------------------------------------------------------------------------------------------------------------
                                     Number of Leases        Square Feet         % Square Feet   Per Square Foot    Per Square Foot
                                         Expiring             Expiring             Expiring       S/L Rent (1)          Rent (2)
Year of Expiration                   Dec-00    Mar-01     Dec-00      Mar-01    Dec-00   Mar-01  Dec-00   Mar-01    Dec-00   Mar-01
-----------------------------------------------------------------------------------------------------------------------------------
2001                                   29        21       567,139     376,385    11.4%     7.7%   $5.46    $6.28     $6.40    $7.38
2002                                   27        28       249,344     246,504     5.0%     5.0%   $6.46    $6.47     $7.20    $7.32
2003                                   29        29       735,934     735,934    14.8%    15.0%   $5.35    $5.35     $6.22    $6.27
2004                                   34        33       634,085     623,753    12.8%    12.7%   $6.40    $6.25     $7.10    $7.12
2005                                   19        22       400,960     427,994     8.1%     8.7%   $5.87    $5.93     $8.02    $7.97
2006                                   18        27       722,899     834,717    14.6%    17.0%   $6.05    $6.29     $7.68    $7.81
2007 and thereafter                    35        36     1,652,695   1,664,940    33.3%    33.9%      --       --        --       --
                                      ---       ---     ---------   ---------   -----    -----

Total / Weighted Average              191       196     4,963,056   4,910,227   100.0%   100.0%
                                      ===       ===     =========   =========   =====    =====


                          RESEARCH AND DEVELOPMENT

------------------------------------------------------------------------------------------------------------------------------------
                                     Number of Leases       Square Feet         % Square Feet    Per Square Foot   Per Square Foot
                                         Expiring            Expiring             Expiring         S/L Rent (1)        Rent (2)
Year of Expiration                   Dec-00    Mar-01    Dec-00       Mar-01    Dec-00   Mar-01  Dec-00   Mar-01   Dec-00   Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                    7         7       276,830     276,830    21.4%    21.2%  $ 5.62   $ 5.63   $ 6.86   $ 6.90
2002                                    3         3       118,620     118,620     9.2%     9.1%  $10.19   $10.19   $11.82   $11.82
2003                                    4         4        37,938      37,938     2.9%     2.9%  $ 9.20   $ 9.20   $10.15   $10.15
2004                                    9         9        99,218      99,218     7.7%     7.6%  $13.86   $13.86   $15.02   $15.02
2005                                    6         5       379,537     367,556    29.4%    28.2%  $ 8.88   $ 8.49   $10.90   $10.53
2006                                    3         6        64,956      90,217     5.0%     6.9%  $17.50   $17.46   $20.48   $20.07
2007 and thereafter                    14        14       314,417     314,417    24.3%    24.1%      --       --       --       --
                                      ---       ---     ---------   ---------   -----    -----

Total / Weighted Average               46        48     1,291,516   1,304,796   100.0%   100.0%
                                      ===       ===     =========   =========   =====    =====

(1)      Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2)      Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
MARCH 31, 2001


                            WESTCHESTER OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                      Number of Leases       Square Feet         % Square Feet    Per Square Foot   Per Square Foot
                                          Expiring            Expiring              Expiring        S/L Rent (1)        Rent (2)
Year of Expiration                   Dec-00     Mar-01    Dec-00      Mar-01     Dec-00   Mar-01  Dec-00   Mar-01   Dec-00   Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                   38         29      223,154     184,244      7.1%     5.9%  $20.42   $21.09   $20.92   $21.69
2002                                   45         45      425,736     412,680     13.6%    13.2%  $20.73   $21.08   $21.04   $21.10
2003                                   41         43      259,202     247,349      8.3%     7.9%  $21.94   $22.12   $23.22   $23.39
2004                                   28         30      163,164     164,634      5.2%     5.3%  $21.05   $21.09   $22.04   $22.03
2005                                   52         52      414,494     415,469     13.2%    13.3%  $23.94   $23.92   $24.31   $24.32
2006                                   16         24      599,566     643,346     19.2%    20.5%  $21.43   $22.20   $23.28   $24.07
2007 and thereafter                    37         41    1,045,433   1,065,724     33.4%    34.0%      --       --       --       --
                                      ---        ---    ---------   ---------    -----    -----

Total / Weighted Average              257        264    3,130,749   3,133,446    100.0%   100.0%
                                      ===        ===    =========   =========    =====    =====


                              STAMFORD OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                      Number of Leases       Square Feet         % Square Feet    Per Square Foot   Per Square Foot
                                         Expiring             Expiring              Expiring        S/L Rent (1)        Rent (2)
Year of Expiration                   Dec-00     Mar-01    Dec-00      Mar-01     Dec-00   Mar-01  Dec-00   Mar-01   Dec-00   Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                   29         25      155,165      67,832     14.4%     6.3%  $22.09   $23.36   $22.03   $23.73
2002                                   19         18       89,039      85,900      8.3%     8.0%  $27.45   $27.67   $28.80   $29.02
2003                                   15         17       96,824     140,239      9.0%    13.0%  $31.40   $31.22   $32.40   $31.70
2004                                   20         19      231,155     226,883     21.5%    21.1%  $22.45   $21.76   $22.96   $22.74
2005                                   24         24      118,425     118,425     11.0%    11.0%  $26.82   $26.81   $28.62   $28.62
2006                                   13         17      221,265     271,239     20.6%    25.2%  $23.75   $24.31   $24.27   $25.06
2007 and thereafter                    11         16      162,113     165,170     15.1%    15.4%      --       --       --       --
                                      ---        ---    ---------   ---------    -----    -----

Total / Weighted Average              131        136    1,073,986   1,075,688    100.0%   100.0%
                                      ===        ===    =========   =========    =====    =====

(1)      Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2)      Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
MARCH 31, 2001


                            NEW JERSEY OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                     Number of Leases        Square Feet          % Square Feet   Per Square Foot   Per Square Foot
                                         Expiring             Expiring              Expiring       S/L Rent (1)         Rent (2)
Year of Expiration                  Dec-00      Mar-01    Dec-00      Mar-01     Dec-00   Mar-01  Dec-00   Mar-01   Dec-00   Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                  21          13      203,392     183,633      9.6%     8.7%  $18.18   $17.85   $18.44   $18.18
2002                                  21          22      184,786     171,446      8.7%     8.1%  $19.83   $20.02   $20.47   $20.77
2003                                  22          23      318,584     333,689     15.1%    15.8%  $18.67   $19.03   $18.79   $19.16
2004                                  32          34      239,383     241,737     11.3%    11.4%  $22.49   $22.51   $23.03   $23.12
2005                                  32          31      354,343     344,775     16.8%    16.3%  $22.97   $23.19   $23.63   $23.76
2006                                   9          12      149,686     179,319      7.1%     8.5%  $22.65   $22.38   $23.94   $23.58
2007 and thereafter                   17          17      663,491     663,491     31.4%    31.3%      --       --       --       --
                                     ---         ---    ---------   ---------    -----    -----

Total / Weighted Average             154         152    2,113,665   2,118,090    100.0%   100.0%
                                     ===         ===    =========   =========    =====    =====



                          NEW YORK CITY OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                     Number of Leases        Square Feet          % Square Feet   Per Square Foot   Per Square Foot
                                         Expiring             Expiring              Expiring        S/L Rent (1)        Rent (2)
Year of Expiration                  Dec-00      Mar-01    Dec-00      Mar-01     Dec-00   Mar-01  Dec-00   Mar-01   Dec-00   Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                  15          14      127,406     100,853      3.7%     3.0%  $32.64   $32.30   $33.45   $33.26
2002                                  21          22      189,415     190,615      5.6%     5.6%  $32.48   $32.62   $33.25   $33.41
2003                                   7           7      115,726     115,726      3.4%     3.4%  $31.89   $31.89   $32.33   $32.33
2004                                  20          20      224,975     224,975      6.6%     6.6%  $36.60   $36.53   $37.69   $38.74
2005                                  35          37      437,641     457,063     12.9%    13.4%  $35.26   $34.76   $36.53   $36.35
2006                                  49          47      351,015     339,560     10.3%     9.9%  $29.66   $29.70   $30.74   $30.77
2007 and thereafter                   70          75    1,957,015   1,989,668     57.5%    58.2%      --       --       --       --
                                     ---         ---    ---------   ---------    -----    -----

Total / Weighted Average             217         222    3,403,193   3,418,460    100.0%   100.0%
                                     ===         ===    =========   =========    =====    =====

(1)      Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2)      Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
MARCH 31, 2001


                            OFFICE PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Cumulative
                                             Number of Leases            Square Feet           % Square Feet          Square Feet
                                                 Expiring                 Expiring               Expiring              Expiring
Year of Expiration                         Dec-00        Mar-01      Dec-00        Mar-01      Dec-00    Mar-01    Dec-00    Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                          148           120       919,884       727,619      6.8%      5.3%      6.8%      5.3%
2002                                          144           144     1,139,298     1,079,094      8.4%      7.9%     15.2%     13.3%
2003                                          141           142     1,156,366     1,192,913      8.5%      8.8%     23.7%     22.0%
2004                                          149           153     1,243,715     1,245,452      9.2%      9.2%     32.8%     31.2%
2005                                          218           216     1,975,976     1,994,596     14.5%     14.7%     47.4%     45.9%
2006                                          101           116     1,396,408     1,519,796     10.3%     11.2%     57.7%     57.0%
2007 and thereafter                           220           240     5,752,443     5,848,629     42.3%     43.0%    100.0%    100.0%
                                            -----         -----    ----------    ----------    -----     -----

Total                                       1,121         1,131    13,584,090    13,608,099    100.0%    100.0%
                                            =====         =====    ==========    ==========    =====     =====


                        INDUSTRIAL / R&D PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Cumulative
                                   Number of Leases Expiring    Square Feet Expiring   % Square Feet Expiring   Square Feet Expiring
Year of Expiration                    Dec-00        Mar-01      Dec-00        Mar-01      Dec-00     Mar-01     Dec-00     Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                     36            28       843,969       653,215      13.5%      10.5%      13.5%      10.5%
2002                                     30            31       367,964       365,124       5.9%       5.9%      19.4%      16.4%
2003                                     33            33       773,872       773,872      12.4%      12.5%      31.7%      28.8%
2004                                     43            42       733,303       722,971      11.7%      11.6%      43.5%      40.5%
2005                                     25            27       780,497       795,550      12.5%      12.8%      56.0%      53.3%
2006                                     21            33       787,855       924,934      12.6%      14.9%      68.5%      68.2%
2007 and thereafter                      49            50     1,967,112     1,979,357      31.5%      31.8%     100.0%     100.0%
                                        ---           ---     ---------     ---------     -----      -----

Total                                   237           244     6,254,572     6,215,023     100.0%     100.0%
                                        ===           ===     =========     =========     =====      =====


                               TOTAL PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Cumulative
                              Number of Leases Expiring      Square Feet Expiring    % Square Feet Expiring     Square Feet Expiring
Year of Expiration               Dec-00        Mar-01        Dec-00        Mar-01        Dec-00    Mar-01         Dec-00    Mar-01
------------------------------------------------------------------------------------------------------------------------------------
2001                                184           148       1,763,853     1,380,834        8.9%      7.0%           8.9%      7.0%
2002                                174           175       1,507,262     1,444,218        7.6%      7.3%          16.5%     14.3%
2003                                174           175       1,930,238     1,966,785        9.7%      9.9%          26.2%     24.2%
2004                                192           195       1,977,018     1,968,423       10.0%      9.9%          36.2%     34.1%
2005                                243           243       2,756,473     2,790,146       13.9%     14.1%          50.1%     48.2%
2006                                122           149       2,184,263     2,444,730       11.0%     12.3%          61.1%     60.5%
2007 and thereafter                 269           290       7,719,555     7,827,986       38.9%     39.5%         100.0%    100.0%
                                  -----         -----      ----------    ----------      -----     -----

Total                             1,358         1,375      19,838,662    19,823,122      100.0%    100.0%
                                  =====         =====      ==========    ==========      =====     =====


RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
MARCH 31, 2001

                                                        [GRAPHIC OMITTED]

                                                   EXPIRING RENT VS. MARKET RENT
                                                      CBD OFFICE PORTFOLIO

                                           CONNECTICUT             NEW YORK CITY
           EXPIRING RENT (1)                  $25.31                   $33.14
           MARKET RENT (2)                    $39.76                   $64.77
           INCREASE                              57%                      95%


Source: Cushman & Wakefield

(1) Represents average rents for leases expiring over the next 6 years
(2) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such average asking rents.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
MARCH 31, 2001

                                                     [GRAPHIC OMITTED]


                                              EXPIRING RENT VS. MARKET RENT
                                                   SUBURBAN PORTFOLIO

                               LONG ISLAND          WESTCHESTER       NEW JERSEY

         EXPIRING RENT (1)        $23.88               $22.13           $20.98
         MARKET RENT (2)          $30.49               $28.58           $29.61
         INCREASE                    28%                  30%               41%


Source: Cushman & Wakefield

(1) Represents average rents for leases expiring over the next 6 years
(2) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such average asking rents.

RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT (BASED ON 1st QUARTER 2001)

[GRAPHICS OMITTED]

SQUARE FEET - GEOGRAPHIC DISTRIBUTION     SQUARE FEET - PROPERTY TYPE             SQUARE FEET - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island             49%               Office                68%               CBD                          37%
New York City           16%               Industrial            32%               Suburban                     63%
Westchester             16%
Connecticut              7%
New Jersey              12%


REVENUE - GEOGRAPHIC DISTRIBUTION         REVENUE -  PROPERTY TYPE                REVENUE - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island             34%               Office                88%               CBD                          43%
New York City           28%               Industrial            12%               Suburban                     57%
Westchester             18%
Connecticut              8%
New Jersey              12%


NOI - GEOGRAPHIC DISTRIBUTION             NOI - PROPERTY TYPE                     NOI - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island             36%               Office                85%               CBD                          40%
New York City           24%               Industrial            15%               Suburban                     60%
Westchester             17%
Connecticut              9%
New Jersey              14%


FFO - GEOGRAPHIC DISTRIBUTION             FFO - PROPERTY TYPE                     FFO - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island             33%               Office                87%               CBD                          46%
New York City           31%               Industrial            13%               Suburban                     54%
Westchester             16%
Connecticut              7%
New Jersey              13%



FFO = Funds From Operations
NOI = Net Operating Income

RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT - ADJUSTED FOR MINORITY INTEREST IN TRI-STATE JOINT VENTURE TRANSACTION AND 919 3RD AVENUE FREE RENT ADDBACK

[GRAPHICS OMITTED]

SQUARE FEET - GEOGRAPHIC DISTRIBUTION        SQUARE FEET - PROPERTY TYPE        SQUARE FEET - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island                           49%    Office                      67%    CBD                      38%
New York City                         17%    Industrial                  33%    Suburban                 62%
Westchester                           16%
Connecticut                            7%
New Jersey                            11%



REVENUE - GEOGRAPHIC DISTRIBUTION            REVENUE -  PROPERTY TYPE           REVENUE - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island                           31%    Office                      88%    CBD                      47%
New York City                         32%    Industrial                  12%    Suburban                 53%
Westchester                           17%
Connecticut                            8%
New Jersey                            12%



NOI - GEOGRAPHIC DISTRIBUTION                NOI -  PROPERTY TYPE               NOI - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island                           33%    Office                      86%    CBD                      46%
New York City                         32%    Industrial                  14%    Suburban                 54%
Westchester                           16%
Connecticut                            7%
New Jersey                            12%



FFO - GEOGRAPHIC DISTRIBUTION                FFO -  PROPERTY TYPE               FFO - CBD VS. SUBURBAN (OFFICE SPACE ONLY)
Long Island                           33%    Office                      86%    CBD                      47%
New York City                         32%    Industrial                  14%    Suburban                 53%
Westchester                           16%
Connecticut                            7%
New Jersey                            12%

FFO = Funds From Operations
NOI = Net Operating Income

            NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the three month period ended March 31, 2001 and the historical average of such capital expenditures, tenant improvements and leasing commissions for the years 1997 through 2000.

            NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES

                                                                                      1997-2000
                                    1997          1998         1999         2000       average       1Q01
                                  ----------   ----------   ----------   ----------   ----------   --------
Suburban Office Properties
  Total                           $1,108,675   $2,004,976   $2,298,899   $3,289,116   $2,175,417   $421,964
  Per Square Foot                       0.22         0.23         0.23         0.33         0.25       0.04

CBD Office Properties
  Total                                  N/A          N/A          N/A   $  946,718   $  946,718   $220,737
  Per Square Foot                        N/A          N/A          N/A         0.38         0.38       0.06

Industrial Properties
  Total                           $  733,233   $1,205,266   $1,048,688   $  813,431   $  950,155   $ 43,714
  Per Square Foot                       0.15         0.12         0.11         0.11         0.12       $0.01

 NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS

                                                                                      1997-2000
                                     1997         1998        1999          2000       average       1Q01       New      Renewal
                                  ----------   ----------   ----------   ----------   ----------   --------   --------   --------
Long Island Office Properties
  Tenant Improvements             $  784,044   $1,140,251   $1,009,357   $2,853,706   $1,466,840   $497,179   $342,564   $154,615
  Per Square Foot Improved              7.00         3.98         4.73         6.99         5.68       8.97      17.24       4.35
  Leasing Commissions             $  415,822   $  418,191   $  551,762   $2,208,604   $  898,595   $273,542   $ 78,276   $195,266
  Per Square Foot Leased                4.83         1.46         2.59         4.96         3.46       4.93       3.94       5.49
                                  ----------   ----------   ----------   ----------   ----------   --------   --------   --------
   Total Per Square Foot          $    11.83   $     5.44   $     7.32   $    11.95   $     9.14   $  13.90   $  21.18   $   9.84
                                  ==========   ==========   ==========   ==========   ==========   ========   ========   ========

Westchester Office Properties
  Tenant Improvements             $1,211,665   $  711,160   $1,316,611   $1,860,027   $1,274,866   $374,274   $167,649   $206,625
  Per Square Foot Improved               8.9         4.45         5.62         5.72         6.17       4.70       7.34       3.64
  Leasing Commissions             $  366,257   $  286,150   $  457,730   $  412,226   $  380,591   $ 39,295   $ 39,295   $      0
  Per Square Foot Leased                2.69         1.79         1.96            3         2.36       0.49       1.72         --
                                  ----------   ----------   ----------   ----------   ----------   --------   --------   --------
   Total Per Square Foot          $    11.59   $     6.24   $     7.58   $     8.72   $     8.53   $   5.19   $   9.06   $   3.64
                                  ==========   ==========   ==========   ==========   ==========   ========   ========   ========

Connecticut Office Properties
  Tenant Improvements             $1,022,421   $  202,880   $  179,043   $  385,531   $  447,469   $101,980   $101,980   $      0
  Per Square Foot Improved             13.39         5.92         4.88         4.19         7.10       1.72       5.78         --
  Leasing Commissions             $  256,615   $  151,063   $  110,252   $  453,435   $  242,841   $ 96,929   $ 96,929   $      0
  Per Square Foot Leased                3.36         4.41         3.00         4.92         3.92       1.63       5.50         --
                                  ----------   ----------   ----------   ----------   ----------   --------   --------   --------
   Total Per Square Foot          $    16.75   $    10.33   $     7.88   $     9.11   $    11.02   $   3.35   $  11.28   $     --
                                  ==========   ==========   ==========   ==========   ==========   ========   ========   ========

New Jersey Office Properties
  Tenant Improvements                    N/A   $  654,877   $  454,054   $1,580,323   $  896,418   $ 85,671   $ 52,477   $ 33,194
  Per Square Foot Improved               N/A         3.78         2.29         6.71         4.26       2.08       1.69       3.28
  Leasing Commissions                    N/A   $  396,127   $  787,065   $1,031,950   $  738,381   $154,956   $129,218   $ 25,738
  Per Square Foot Leased                 N/A         2.08         3.96         4.44         3.49       3.77       4.17       2.54
                                  ----------   ----------   ----------   ----------   ----------   --------   --------   --------
   Total Per Square Foot                 N/A   $     5.86   $     6.25   $    11.15   $     7.75   $   5.85   $   5.86   $   5.82
                                  ==========   ==========   ==========   ==========   ==========   ========   ========   ========

New York City Office Properties
  Tenant Improvements                    N/A          N/A          N/A   $   65,267   $   65,267   $688,800   $688,800   $      0
  Per Square Foot Improved               N/A          N/A          N/A         1.79         1.79      23.01      23.01         --
  Leasing Commissions                    N/A          N/A          N/A   $  418,185   $  418,185   $474,229   $474,229   $      0
  Per Square Foot Leased                 N/A          N/A          N/A        11.50        11.50      15.84      15.84         --
                                  ----------   ----------   ----------   ----------   ----------   --------   --------   --------
   Total Per Square Foot                 N/A          N/A          N/A   $    13.29          N/A   $  38.85   $  38.85   $   0.00
                                  ==========   ==========   ==========   ==========   ==========   ========   ========   ========

Industrial Properties
  Tenant Improvements             $  230,466   $  283,842   $  375,646   $  650,216   $  385,043   $ 34,650   $ 34,650   $      0
  Per Square Foot Improved              0.55         0.76         0.25         0.95         0.63       0.29       0.55         --
  Leasing Commissions             $   81,013   $  200,154   $  835,108   $  436,506   $  388,195   $ 50,055   $ 50,055   $      0
  Per Square Foot Leased                0.19         0.44         0.56         0.64         0.46       0.42       0.79         --
                                  ----------   ----------   ----------   ----------   ----------   --------   --------   --------
   Total Per Square Foot          $     0.75   $     1.20   $     0.81   $     1.59   $     1.09   $    .71   $   1.34   $   0.00
                                  ==========   ==========   ==========   ==========   ==========   ========   ========   ========

                                MARKET STATISTICS
                                -----------------

RECKSON ASSOCIATES REALTY CORP.

                               [GRAPHICS OMITTED]

                                   LONG ISLAND
                               CLASS A STATISTICS

                                                 1997         1998        1999        2000         1Q01
                                                 ----         ----        ----        ----         ----
     DIRECT VACANCY                              8.7%         6.1%        5.6%        6.3%         7.6%
     AVERAGE ASKING RENTAL RATES               $26.14       $27.23      $27.69      $28.86       $30.49



                                   WESTCHESTER
                               CLASS A STATISTICS

                                                 1997         1998        1999        2000         1Q01
                                                 ----         ----        ----        ----         ----
     DIRECT VACANCY                             13.3%        16.4%       15.0%       10.7%        12.5%
     AVERAGE ASKING RENTAL RATES               $25.14       $26.67      $27.23      $29.62       $28.58

Source: Cushman & Wakefield

RECKSON ASSOCIATES REALTY CORP.


                               [GRAPHICS OMITTED]

                              SOUTHERN CONNECTICUT
                               CLASS A STATISTICS

                                                      1997         1998        1999        2000         1Q01
                                                      ----         ----        ----        ----         ----
          DIRECT VACANCY                              4.2%         3.6%        4.0%        7.2%         8.6%
          AVERAGE ASKING RENTAL RATES               $28.96       $32.22      $31.78      $44.41      $ 39.76



                               NORTHERN NEW JERSEY
                               CLASS A STATISTICS

                                                      1997         1998        1999        2000         1Q01
                                                      ----         ----        ----        ----         ----
          DIRECT VACANCY                              4.7%         5.3%        4.6%        6.5%         7.3%
          AVERAGE ASKING RENTAL RATES               $25.38       $27.42      $28.52      $29.66       $29.61

Source: Cushman & Wakefield

RECKSON ASSOCIATES REALTY CORP.

                                [GRAPHIC OMITTED]

                      LONG ISLAND SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                                                      1997        1998        1999         2000    1Q01
                                                      ----        ----        ----         ----    ----
              CENTRAL NASSAU COUNTY                 $28.79      $29.10      $29.93       $31.15    $30.92
              WESTERN SUFFOLK COUNTY                $26.55      $26.22      $27.34       $28.22    $31.32
              EASTERN NASSAU COUNTY                 $25.22      $27.49      $26.23       $28.75    $28.95

Source: Cushman & Wakefield

Note:     46% of Long Island office revenue is derived from Central Nassau properties

          30% of Long Island office revenue is derived from Western Suffolk properties

          7% of Long Island office revenue is derived from Eastern Nassau properties

RECKSON ASSOCIATES REALTY CORP.

                                [GRAPHIC OMITTED]

                      LONG ISLAND SUBMARKETS CLASS A OFFICE
                              DIRECT VACANCY RATES

                                                          1997        1998         1999        2000        1Q01
                                                          ----        ----         ----        ----        ----
              CENTRAL NASSAU COUNTY                       7.5%        5.1%         5.1%        4.7%        4.5%
              WESTERN SUFFOLK COUNTY                      7.7%        7.7%        11.6%       15.4%       20.3%
              EASTERN NASSAU COUNTY                       6.4%        4.9%         0.9%        1.4%        1.4%

Source: Cushman & Wakefield

Note:         46% of Long Island office revenue is derived from Central Nassau properties

              30% of Long Island office revenue is derived from Western Suffolk properties

              7% of Long Island office revenue is derived from Eastern Nassau properties

RECKSON ASSOCIATES REALTY CORP.


                                [GRAPHIC OMITTED]

                      WESTCHESTER SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                                                           1997        1998        1999         2000        1Q01
                                                           ----        ----        ----         ----        ----
                          TARRYTOWN / WESTERN            $24.43      $24.66      $27.30       $27.03      $27.80
                          EASTERN                        $26.53      $29.35      $27.70       $29.65      $29.31
                          CENTRAL                        $22.39      $22.91      $27.07       $28.49      $27.74
                          WHITE PLAINS CBD               $25.09      $26.84      $27.44       $30.62      $30.37

Source: Cushman & Wakefield

Note:      31% of Westchester office revenue is derived from Central properties

           30% of Westchester office revenue is derived from Tarrytown / Western properties

           19% of Westchester office revenue is derived from White Plains properties

           18% of Westchester office revenue is derived from Eastern properties

RECKSON ASSOCIATES REALTY CORP.

                                [GRAPHIC OMITTED]

                      WESTCHESTER SUBMARKETS CLASS A OFFICE
                              DIRECT VACANCY RATES

                                                             1997        1998        1999         2000        1Q01
                                                             ----        ----        ----         ----        ----
                          TARRYTOWN / WESTERN                7.9%        7.8%        8.0%         6.0%        9.9%
                          EASTERN                            8.6%       12.2%       10.1%         8.1%        6.9%
                          CENTRAL                            5.7%       12.3%       13.5%        12.0%       18.7%
                          WHITE PLAINS CBD                  25.7%       22.7%       22.6%        11.5%       11.5%

Source: Cushman & Wakefield

Note:      31% of Westchester office revenue is derived from Central properties

           30% of Westchester office revenue is derived from Tarrytown / Western properties

           19% of Westchester office revenue is derived from White Plains properties

           18% of Westchester office revenue is derived from Eastern properties


Note: The 18.7% vacancy in Central Westchester is impacted by IBM selling a 383,000 owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacany rate is 15.6%

RECKSON ASSOCIATES REALTY CORP.


                                [GRAPHIC OMITTED]

                      NEW JERSEY SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                                                          1997        1998         1999        2000        1Q01
                                                          ----        ----         ----        ----        ----
                          ESSEX COUNTY                  $26.47      $27.74       $28.78      $28.90      $28.81
                          BERGEN COUNTY                 $26.02      $27.37       $28.07      $29.41      $29.94
                          MERCER COUNTY                 $23.01      $24.49       $27.46      $30.32      $30.04

Source: Cushman & Wakefield

Note:      57% of New Jersey office revenue is derived from Essex County office properties

           13% of New Jersey office revenue is derived from Bergen County office properties

           5% of New Jersey office revenue is derived from Mercer County office properties

RECKSON ASSOCIATES REALTY CORP.


                                [GRAPHIC OMITTED]

                      NEW JERSEY SUBMARKETS CLASS A OFFICE
                              DIRECT VACANCY RATES

                                                           1997         1998        1999        2000          1Q01
                                                           ----         ----        ----        ----          ----
                          MERCER COUNTY                    2.5%         1.5%        5.2%        6.3%          5.9%
                          ESSEX COUNTY                     4.7%         3.3%        6.0%        9.6%         12.2%
                          BERGEN COUNTY                    7.8%         6.8%        5.3%        5.1%          7.5%

Source: Cushman & Wakefield

Note:      57% of New Jersey office revenue is derived from Essex County office properties

           13% of New Jersey office revenue is derived from Bergen County office properties

           5% of New Jersey office revenue is derived from Mercer County office properties

RECKSON ASSOCIATES REALTY CORP.



                                [GRAPHIC OMITTED]

                     NEW YORK CITY SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                                                                        1997        1998        1999         2000        1Q01
                                                                        ----        ----        ----         ----        ----
                          MIDTOWN WEST SIDE                           $33.10      $43.36      $48.28       $60.89      $64.96
                          FINANCIAL EAST                              $29.77      $40.21      $37.64       $52.90      $53.28
                          MIDTOWN EAST SIDE                           $39.33      $47.85      $51.18       $61.46      $65.43
                          6TH AVE. /ROCKEFELLER CENTER                $43.62      $51.33      $53.12       $65.91      $71.48

Source: Cushman & Wakefield

Note:      40% of New York City office revenue is derived from Midtown West Side properties

           29% of New York City office revenue is derived from Midtown East Side properties

           16% of New York City office revenue is derived from 6th Ave./Rockefeller Center properties

           14% of New York City office revenue is derived from Financial East properties

RECKSON ASSOCIATES REALTY CORP.


                                [GRAPHIC OMITTED]

                     NEW YORK CITY SUBMARKETS CLASS A OFFICE
                              DIRECT VACANCY RATES

                                                            1997        1998        1999         2000        1Q01
                                                            ----        ----        ----         ----        ----
                MIDTOWN WEST SIDE                           3.7%        3.3%        4.6%         2.4%        1.5%
                FINANCIAL EAST                              8.2%        6.6%        3.4%         1.4%        2.5%
                MIDTOWN EAST SIDE                           5.6%        6.0%        3.8%         1.9%        1.5%
                6TH AVE. /ROCKEFELLER CENTER                2.7%        2.2%        1.6%         0.9%        0.7%

Source: Cushman & Wakefield

Note:      40% of New York City office revenue is derived from Midtown West Side properties

           29% of New York City office revenue is derived from Midtown East Side properties

           16% of New York City office revenue is derived from 6th Ave./Rockefeller Center properties

           14% of New York City office revenue is derived from Financial East properties

                       VALUE CREATION PIPELINE STATISTICS
                       ----------------------------------

RECKSON ASSOCIATES REALTY CORP.
VALUE CREATION PIPELINE
March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Anticipated      Total   Investment Anticipated
                                                              Acres /    Initial     Incremental   Anticipated     To     Stabilized
Stage/Property                                               Sq. Feet   Investment   Investment    Investment     Date    Return (1)
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION PERIOD
--------------------------------

100 Grasslands Road, Elmsford, NY                            47,690     $563,000    $4,437,000     $5,000,000   $4,208,507  14.3%

50 Marcus Drive, Melville, NY                               163,762   $2,930,000   $19,031,000    $21,961,000  $16,756,872  14.0%


------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD                      211,452   $3,493,000   $23,468,000    $26,961,000  $20,965,379  14.1%
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

Melville Expressway Corporate Center, Melville, NY          277,500   $4,250,000   $39,196,000    $43,446,000  $37,094,648  12.0%
    (Phase I)


University Square , Princeton, NJ                           315,000   $4,657,300   $45,739,700    $50,397,000  $13,112,137  12.0%

AIP 2001, Islip, NY                                          71,000     $650,000    $5,042,000     $5,692,000   $1,888,441  12.2%


400 Moreland Road, Commack, NY                               56,875  $1,562,000    $1,405,000     $2,967,000   $2,908,429  12.0%

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING           720,375 $11,119,300   $91,382,700   $102,502,000  $55,003,655  12.0%
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY          255,000  $5,732,621   $27,927,379    $33,660,000   $7,091,094  12.5%

Melville Expressway Corporate Center, Melville, NY         277,500  $4,250,000   $45,040,000    $49,290,000   $8,270,593  13.0%
    (Phase II)


Reckson Executive Park, Rye Brook, NY                      345,000  $8,000,000   $47,799,000    $55,799,000  $14,085,204  12.0%

Landmark 7, Stamford, CT                                    61,000          $0   $13,208,000    $13,208,000      $20,774  12.3%

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                 938,500 $17,982,621  $133,974,379   $151,957,000  $29,467,665  12.5%
------------------------------------------------------------------------------------------------------------------------------------

LAND
----

155 White Plains Road, Tarrytown, NY                             7     $700,000            $0       $700,000     $700,000  12.0%

70 Andrews Road, Hicksville, NY                                3.8     $487,500    $2,821,500     $3,309,000     $976,305  12.0%

Giralda Farms , Morris County, NJ (2)                           40   $5,000,000   $75,091,000    $80,091,000  $17,052,176  11.0%



Old Willets Path, Hauppauge, NY                                  2      $595,000    $2,400,000     $2,995,000     $757,260  12.0%

Eagle Rock 3, East Hanover, NJ                                  15    $2,808,904   $14,816,096    $17,625,000   $3,965,412  12.0%

AIP Recapture, Islip, NY                                       4.2            $0            $0             $0           $0  12.0%

AIP, Islip NY                                                  3.8            $0    $2,200,000     $2,200,000           $0  12.0%

AIP, Islip NY                                                    2            $0    $1,400,000     $1,400,000           $0  12.0%

East Patchogue, East Patchogue, NY                              23            $0            $0             $0           $0  12.0%

40 Cragwood, South Plainfield, NJ                                7            $0            $0             $0           $0  12.0%

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                   107.8    $9,591,404   $98,728,596   $108,320,000  $23,451,153  11.3%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                            $42,186,325  $347,553,675   $389,740,000 $128,887,852  12.1%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                   8,273,841  $767,805,720  $296,811,587 $1,064,617,307 $1,064,617,307 12.0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Estimated Months
                                                    Current                                                        to Completion
Stage/Property                                     Occupancy  Business Plan                                        Stabilization
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION PERIOD

100 Grasslands Road, Elmsford, NY                   100.0%   Complete reposition of tenant space for occupancy.           3 - 6

50 Marcus Drive, Melville, NY                       100.0%   Complete reposition of tenant space for occupancy.             3


------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING

Melville Expressway Corporate Center, Melville, NY    8.0%   Commercial developement on Phase I of commercial land       12 - 24
   (Phase 1)                                                 zoned for 550,000 SF office development.


University Square , Princeton, NJ                     0.0%   Commenced development on a 315,000 SF office building       24 - 36

AIP 2001, Islip, NY                                   0.0%   Development of a 71,000 SF industrial building.             12 - 24
                                                             This represents the last remaining parcel
                                                             in a development which includes 3 fully
                                                             leased industrial buildings encompassing 442,000 sf.

400 Moreland Road, Commack, NY                        0.0%   Reposition vacant industrial property                       12 - 18

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING

Melville Square Corporate Center II, Melville, NY            Development of 255,000 SF office building                   24 - 30

Melville Expressway Corporate Center, Melville, NY           Phase II of commercial land zoned for 550,000 SF            18 - 30
    (Phase 1)                                                office development.


Reckson Executive Park, Rye Brook, NY                        Commercial land zoned for 345,000 SF office development.    18 - 36
                                                             Actively marketing to build to suits

Landmark 7, Stamford, CT                                     Develop 61,000 sf building adjacent to existing Landmark    18 - 24
                                                             Square office complex.

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING
------------------------------------------------------------------------------------------------------------------------------------

LAND

155 White Plains Road, Tarrytown, NY                         Intended for sale                                             12

70 Andrews Road, Hicksville, NY                              Development of 50,000 SF building                             18

Giralda Farms , Morris County, NJ (2)                        Commercial land zoned for 430,000 SF office                30 - 36
                                                             development. Presently marketing to corporate users.


Old Willets Path, Hauppauge, NY                              Commercial land zoned for 30,000 SF industrial                18
                                                             development.

Eagle Rock 3, East Hanover, NJ                               Development of 115,000 SF office building                  24 - 36

AIP Recapture, Islip, NY                                     Land lease to alternative use ( hotel , retail )             36

AIP, Islip NY                                                Development of 43,000 SF office/R&D use                      36

AIP, Islip NY                                                Development of 30,000 SF office/R&D use                      36

East Patchogue, East Patchogue, NY                           Intended for sale                                            48

40 Cragwood, South Plainfield, NJ                            Intended for sale                                            60

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS               97.9%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Forward looking statement based upon management's estimates. Actual results may differ materially.

(2)  Excludes $3.7 million of purchase price which is allocated to 113 acres on which an additional 650,000 SF of office space can be developed.

                                       45